AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                               ON AUGUST 28, 2003

--------------------------------------------------------------------------------
                                                           Registration No. 333-

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

     |_| PRE-EFFECTIVE AMENDMENT NO. __ |_| POST-EFFECTIVE AMENDMENT NO. __

                     CREDIT SUISSE SELECT EQUITY FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                 AREA CODE AND TELEPHONE NUMBER: (212) 875-3500

                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                HAL LIEBES, ESQ.
                     CREDIT SUISSE SELECT EQUITY FUND, INC.
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 WITH A COPY TO:

                             ROSE F. DIMARTINO, ESQ.
                          WILLKIE FARR & GALLAGHER LLP
                               787 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019

Approximate date of public offering: Registrant proposes that the Registration Statement become effective on September 26, 2003 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of common stock, $.001 par value per share. Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

CONTENTS OF
REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

                  Front Cover

                  Contents Page

                  Letter to Shareholders

                  Notice of Special Meeting

                  Part A - Prospectus/Proxy Statement

                  Part B - Statement of Additional Information

                  Part C - Other Information

                  Signature Page

                  Exhibits

         CREDIT SUISSE CAPITAL FUNDS - CREDIT SUISSE TAX EFFICIENT FUND
                             YOUR VOTE IS IMPORTANT

         Dear Shareholder:

         We are pleased to invite you to attend a special meeting (the "Special Meeting") of the shareholders of Credit Suisse Tax Efficient Fund (the "Acquired Fund"), a series of Credit Suisse Capital Funds (the "Trust"). The Board of Trustees of the Trust (the "Board") has recently reviewed and unanimously endorsed a proposal for acquisition of the Acquired Fund by Credit Suisse Select Equity Fund, Inc. (the "Acquiring Fund"). The Acquiring Fund is managed by your fund's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"). Under the terms of the proposal, the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund.

         Important Information About the Acquisition
         -------------------------------------------

         You are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which the acquisition of the Acquired Fund by the Acquiring Fund (the "Acquisition") would be effected. The Board of the Trust and CSAM believe that the Acquisition is in the best interests of the Acquired Fund and its shareholders.

         As noted and further described in the attached Prospectus/Proxy Statement, there are certain differences between the investment philosophy and policies of the Funds. THE MOST SIGNIFICANT DIFFERENCES IN THE WAY THE FUNDS ARE MANAGED ARE THAT: (I) AS A FOCUSED FUND, THE ACQUIRING FUND GENERALLY INVESTS A GREATER PROPORTION OF ITS ASSETS IN THE SECURITIES OF A SMALLER NUMBER OF ISSUERS (NORMALLY 40-60 U.S. COMPANIES), WHILE THE ACQUIRED FUND INVESTS MORE BROADLY IN EQUITY SECURITIES OF U.S. BLUE CHIP COMPANIES; AND (II) ALTHOUGH BOTH FUNDS SEEK LONG-TERM CAPITAL APPRECIATION, THE ACQUIRED FUND SEEKS TO REDUCE, THOUGH NOT ELIMINATE, TAXABLE DISTRIBUTIONS TO SHAREHOLDERS IN ORDER TO REDUCE THE IMPACT OF FEDERAL AND STATE INCOME TAXES ON ITS AFTER-TAX RETURNS. IN ADDITION, THE ACQUIRING FUND IS CLASSIFIED AS NON-DIVERSIFIED WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), WHILE THE ACQUIRED FUND IS CLASSIFIED AS DIVERSIFIED. AS A NON-DIVERSIFIED FUND, THE ACQUIRING FUND IS NOT LIMITED BY THE 1940 ACT IN THE PROPORTION OF ITS ASSETS THAT IT MAY INVEST IN SECURITIES OF A SINGLE ISSUER.

         The Acquiring Fund has the same Board of Directors/Trustees, co-administrators, distributor, custodian, transfer agent, independent accountant and counsel as the Acquired Fund. The closing of the Acquisition (the "Closing Date") is expected to be on or about December 5, 2003.

         If shareholders of the Acquired Fund approve the Plan, the Acquired Fund will be liquidated upon consummation of the Acquisition and subsequently terminated as a series of the Trust. In the event the Plan is not approved, you will continue to be a shareholder of the Acquired Fund and the Board of the Trust will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

         Upon consummation of the Acquisition, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, having received shares of the same class, except for

Common Class shareholders who will receive load-waived Class A shares, with an aggregate net asset value equal to the aggregate net asset value of such shareholder's investment in the Acquired Fund immediately prior to the Acquisition. No sales or other charges will be imposed in connection with the Acquisition. In the opinion of counsel, no gain or loss will be recognized by the shareholders of the Acquired Fund for federal income tax purposes as a result of their exchange of Acquired Fund shares of beneficial interest for Acquiring Fund shares pursuant to the Acquisition, and the Acquired Fund generally will not recognize gain or loss for such purposes. CSAM or its affiliates will bear all expenses incurred in connection with the Acquisition.

         The Special Meeting will be held on November 21, 2003 to consider the Acquisition set forth in the Acquired Fund's Notice of Special Meeting. We strongly invite your participation by asking you to review, complete and return your proxy promptly.

         Detailed information about the proposal is described in the attached Prospectus/Proxy Statement. THE BOARD OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL SET FORTH IN THE ACQUIRED FUND'S NOTICE OF SPECIAL MEETING. On behalf of the Board of the Trust, I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience; if you prefer, you can fax the proxy card to D.F. King & Co., Inc ("D.F. King"), the Acquired Fund's proxy solicitor, Attn.: Dominick F. Maurillo, at 1-212-269-2796. We also encourage you to vote by telephone or through the Internet. Proxies may be voted by telephone by calling 1-800-714-3314 between the hours of 9:00 a.m. and 10:00 p.m. (Eastern time) Monday through Saturday or through the Internet using the Internet address located on your proxy card.

         Voting by fax, telephone or through the Internet will reduce the time and costs associated with the proxy solicitations. When the Acquired Fund records proxies by telephone or through the Internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares of beneficial interest in accordance with their instructions and (iii) confirm that their instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of applicable law.

         Whichever voting method you choose, please read the full text of the Prospectus/Proxy Statement before you vote.

         If you have any questions regarding the proposed Acquisition, please feel free to call D.F. King at 1-800-714-3314 who will be pleased to assist you.

    IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

         Sincerely,

         /s/ Hal Liebes

         Hal Liebes

         Vice President and Secretary
         of the Acquired Fund

         September __, 2003

                                                              September _, 2003

         CREDIT SUISSE CAPITAL FUNDS - CREDIT SUISSE TAX EFFICIENT FUND
                      IMPORTANT NEWS FOR FUND SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposal you are being asked to vote on.

                          Q & A: QUESTIONS AND ANSWERS

Q:   WHAT IS HAPPENING?

A: Credit Suisse Asset Management, LLC ("CSAM") is proposing to combine the assets of Credit Suisse Tax Efficient Fund (the "Acquired Fund"), a series of Credit Suisse Capital Funds (the "Trust"), with Credit Suisse Select Equity Fund, Inc. (the "Acquiring Fund").

     The shareholders of the Acquired Fund are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") for the assets and liabilities of the Acquired Fund to be acquired by the Acquiring Fund in a tax-free exchange of shares (the "Acquisition").

     If the Plan is approved and the Acquisition consummated, you would no longer be a shareholder of the Acquired Fund, but would become a shareholder of the Acquiring Fund.

Q:   WHAT ARE THE DIFFERENCES BETWEEN MY FUND AND THE ACQUIRING FUND?

A: As noted and further described in the attached Prospectus/Proxy Statement, there are certain differences between the investment philosophy and policies of the Funds. THE MOST SIGNIFICANT DIFFERENCES IN THE WAY THE FUNDS ARE MANAGED ARE THAT: (I) AS A FOCUSED FUND, THE ACQUIRING FUND GENERALLY INVESTS A GREATER PROPORTION OF ITS ASSETS IN THE SECURITIES OF A SMALLER NUMBER OF ISSUERS (NORMALLY 40-60 U.S. COMPANIES), WHILE THE ACQUIRED FUND INVESTS MORE BROADLY IN EQUITY SECURITIES OF U.S. BLUE CHIP COMPANIES; AND (II) ALTHOUGH BOTH FUNDS SEEK LONG-TERM CAPITAL APPRECIATION, THE ACQUIRED FUND SEEKS TO REDUCE, THOUGH NOT ELIMINATE, TAXABLE DISTRIBUTIONS TO SHAREHOLDERS IN ORDER TO REDUCE THE IMPACT OF FEDERAL AND STATE INCOME TAXES ON ITS AFTER-TAX RETURNS. IN ADDITION, THE ACQUIRING FUND IS CLASSIFIED AS NON-DIVERSIFIED WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), WHILE THE ACQUIRED FUND IS CLASSIFIED AS DIVERSIFIED. AS A NON-DIVERSIFIED FUND, THE ACQUIRING FUND IS NOT LIMITED BY THE 1940 ACT IN THE PROPORTION OF ITS ASSETS THAT IT MAY INVEST IN SECURITIES OF A SINGLE ISSUER.

     The Acquiring Fund has the same Board of Directors/Trustees, investment adviser, co-administrators, distributor, custodian, transfer agent, independent accountant and counsel as the Acquired Fund. The closing of the Acquisition (the "Closing Date") is expected to be on or about December 5, 2003.

Q:   WHAT WILL HAPPEN TO FUND EXPENSES?

A: The Acquisition will result in slightly higher gross operating expenses and lower net operating expenses for the Acquired Fund shareholders. The Acquisition will result in a .01% increase in the gross annual expense ratio and a .05% decrease in the net annual expense ratio for former Common Class, Class A, Class B and Class C shareholders of the Acquired Fund. Please see the enclosed Prospectus/Proxy Statement for information on the comparative fees and expenses (including pro forma expenses) of the Funds.

Q:   WHAT ARE THE BENEFITS OF THE TRANSACTION?

A: The Board of Trustees of the Trust believes that shareholders may benefit from the proposed Acquisition, in part, because the Acquisition will result in a single larger fund with a potentially lower expense ratio. The proposed Acquisition may result in efficiencies due to a larger asset base. The following pages give you additional information on the proposed Acquisition on which you are being asked to vote.

Q:   WILL I INCUR TAXES AS A RESULT OF THE TRANSACTION?

A: The Acquisition is expected to be a tax-free event. Generally, shareholders of the Acquired Fund will not recognize capital gains or losses on the exchange of their shares of beneficial interest of the Acquired Fund for Acquiring Fund shares. Shareholders will incur capital gains or losses if they sell their shares of beneficial interest in the Acquired Fund before the Acquisition becomes effective or sell (or exchange) their Acquiring Fund shares after the Acquisition becomes effective. Shareholders will also be responsible for tax obligations associated with periodic dividend and capital gains distributions that occur prior to and after the Acquisition. The Acquired Fund will pay a dividend of any undistributed net investment income and capital gains, which may be substantial, immediately prior to the Closing Date. Please note that qualifying retirement accounts are exempt from such tax consequences.

Q:   WHAT HAPPENS IF THE PLAN IS NOT APPROVED?

A: In the event the Plan is not approved, you will continue to be a shareholder of the Acquired Fund and the Board of Trustees of the Trust will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

Q:   HOW DO THE BOARD MEMBERS OF THE TRUST RECOMMEND THAT I VOTE?

A: AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THOSE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" (AS THAT TERM IS DEFINED IN THE 1940 ACT) RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.
                                            ---
Q:   WHOM DO I CALL FOR MORE INFORMATION?

A: Please call D.F. King & Co., Inc. ("D.F. King"), the Acquired Fund's proxy solicitor, at 1-800-714-3314.

Q:   HOW CAN I VOTE MY SHARES OF BENEFICIAL INTEREST?

A: Please choose one of the following options to vote your shares of beneficial interest:

     o    By mail, with the enclosed proxy card;

     o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King, the Acquired Fund's proxy solicitor, at 1-800-714-3314;

     o By faxing the enclosed proxy card to D.F. King, Attn.: Dominick F. Maurillo, at 1-212-269-2796;

     o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

     o    In person at the Special Meeting.

Q:   WILL THE ACQUIRED FUND PAY FOR THIS PROXY SOLICITATION?

A: No. CSAM or its affiliates will bear the costs associated with approving the Plan.

                          CREDIT SUISSE CAPITAL FUNDS -
                        CREDIT SUISSE TAX EFFICIENT FUND
                              466 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017-3140

-------------------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 21, 2003

-------------------------------------------------------------------------------

         Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Credit Suisse Tax Efficient Fund (the "Acquired Fund"), a series of Credit Suisse Capital Funds (the "Trust"), will be held at the offices of the Acquired Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017 on November 21, 2003, commencing at 4:00 p.m. for the following purposes:

          1. The shareholders of the Acquired Fund are being asked to approve an Agreement and Plan of Reorganization (the "Plan") providing that (i) the Acquired Fund would transfer to Credit Suisse Select Equity Fund, Inc. (the "Acquiring Fund") all of its assets in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, (ii) such shares of the Acquiring Fund would be distributed to shareholders of the Acquired Fund in liquidation of the Acquired Fund, and
               (iii) the Acquired Fund would subsequently be terminated as a series of the Trust; and

          2. To transact such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

         THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT
                           YOU VOTE FOR THE PROPOSAL.

         The Board of Trustees of the Trust has fixed the close of business on September 12, 2003 as the record date for the determination of shareholders of the Acquired Fund entitled to notice of and to vote at the Special Meeting and any adjournment or adjournments thereof. As a convenience to shareholders, you can now vote in any one of five ways:

          o    By mail, with the enclosed proxy card(s);

          o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King, the Acquired Fund's proxy solicitor, at 1-800-714-3314;

          o    By faxing the enclosed proxy card to D.F. King, Attn.: Dominick
               F. Maurillo, at 1-212-269-2796;

          o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

          o    In person at the Special Meeting.

         If you have any questions regarding the proposal, please feel free to call D.F. King 1-800-714-3314.

         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO (A) SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, (B) VOTE BY TELEPHONE WITH A TOLL-FREE CALL TO 1-800-714-3314, (C) VOTE THROUGH THE INTERNET USING THE ADDRESS LOCATED ON THE PROXY CARD OR (D) FAX THE ENCLOSED PROXY CARD TO D.F. KING AT 1-212-269-2796, SO THAT THEIR SHARES OF BENEFICIAL INTEREST MAY BE REPRESENTED AT THE SPECIAL MEETING. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE ACQUIRED FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

         By Order of the Board of Trustees,



         /s/ Hal Liebes

         Hal Liebes
         Vice President and Secretary
         of the Acquired Fund

         September __, 2003

            YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO
                   AVOID THE EXPENSE OF FURTHER SOLICITATION.

                       INSTRUCTIONS FOR SIGNING PROXY CARD

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

          4.   Registration

    Corporate Accounts                              Valid Signatures
    ------------------                              ----------------
    (1)  ABC Corp. .................................ABC Corp.
    (2)  ABC Corp. .................................John Doe, Treasurer
    (3)  ABC Corp.
         c/o John Doe, Treasurer ...................John Doe
    (4)  ABC Corp. Profit Sharing Plan .............John Doe, Trustee

    Trust Accounts

    (1)  ABC Trust. ................................Jane B. Doe, Trustee
    (2)  Jane B. Doe, Trustee
         u/t/d 12/28/78 ............................Jane B. Doe

    Custodial or Estate Accounts
    ----------------------------
    (1)  John B. Smith, Cust.
         f/b/o John B. Smith, Jr. UGMA..............John B. Smith
    (2)  John B. Smith .............................John B. Smith, Jr., Executor

                       This page intentionally left blank.

                           PROSPECTUS/PROXY STATEMENT
                               SEPTEMBER __, 2003

                                 PROXY STATEMENT
                        CREDIT SUISSE TAX EFFICIENT FUND
                     A SERIES OF CREDIT SUISSE CAPITAL FUNDS
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 1-800-927-2874

                                   PROSPECTUS

                     CREDIT SUISSE SELECT EQUITY FUND, INC.
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 1-800-927-2874

         This Prospectus/Proxy Statement is being furnished to shareholders of Credit Suisse Tax Efficient Fund (the "Acquired Fund"), a series of Credit Suisse Capital Funds (the "Trust"), an open-end, diversified management investment company organized as a Massachusetts business trust, in connection with the solicitation of proxies by the Acquired Fund's Board of Trustees for use at a Special Meeting of Shareholders to be held on November 21, 2003 at 4:00 p.m. (the "Special Meeting"), at the offices of the Acquired Fund located at 466 Lexington Avenue, 16th Floor, New York, New York 10017, or any adjournment(s) thereof. The only proposal to be considered is set forth below:

          1.   To approve an Agreement and Plan of Reorganization (the "Plan").

         Pursuant to the Plan, the Acquired Fund would transfer to Credit Suisse Select Equity Fund, Inc. (the "Acquiring Fund" and together with the Acquired Fund, the "Funds"), an open-end, non-diversified management investment company organized as a Maryland corporation, all of the Acquired Fund's assets in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities; such shares of the Acquiring Fund would be distributed to shareholders of the Acquired Fund in liquidation of the Acquired Fund; and the Acquired Fund would subsequently be terminated as a series of the Trust (the "Acquisition").

         As noted and further described in this Prospectus/Proxy Statement, there are certain differences between the investment philosophy and policies of the Funds. THE MOST SIGNIFICANT DIFFERENCES IN THE WAY THE FUNDS ARE MANAGED ARE
THAT: (I) AS A FOCUSED FUND, THE ACQUIRING FUND GENERALLY INVESTS A GREATER PROPORTION OF ITS ASSETS IN THE SECURITIES OF A SMALLER NUMBER OF ISSUERS (NORMALLY 40-60 U.S. COMPANIES), WHILE THE ACQUIRED FUND INVESTS MORE BROADLY IN EQUITY SECURITIES OF U.S. BLUE CHIP COMPANIES; AND (II) ALTHOUGH BOTH FUNDS SEEK LONG-TERM CAPITAL APPRECIATION, THE ACQUIRED FUND SEEKS TO REDUCE, THOUGH NOT ELIMINATE, TAXABLE DISTRIBUTIONS TO SHAREHOLDERS IN ORDER TO REDUCE THE IMPACT OF FEDERAL AND STATE INCOME TAXES ON ITS AFTER-TAX RETURNS. IN ADDITION, THE ACQUIRING FUND IS CLASSIFIED AS NON-DIVERSIFIED WITHIN

THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), WHILE THE ACQUIRED FUND IS CLASSIFIED AS DIVERSIFIED. AS A NON-DIVERSIFIED FUND, THE ACQUIRING FUND IS NOT LIMITED BY THE 1940 ACT IN THE PROPORTION OF ITS ASSETS THAT IT MAY INVEST IN SECURITIES OF A SINGLE ISSUER.

         Credit Suisse Asset Management, LLC, the investment adviser for the Acquiring Fund ("CSAM"), and Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and State Street Bank and Trust Company ("State Street"), co-administrators of the Acquiring Fund, serve in the same capacities for the Acquired Fund. In addition, the Acquiring Fund has the same Board of Directors/Trustees, distributor, custodian, transfer agent, independent accountant and counsel as the Acquired Fund.

         As a result of the proposed Acquisition, shareholders of the Acquired Fund will receive that number of shares of the same class, except for Common Class shareholders who will receive load-waived Class A shares of the Acquiring Fund, having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of beneficial interest of the Acquired Fund immediately prior to the Acquisition. The expenses of the Acquisition and the costs associated with this solicitation for approval of the Plan will be borne by CSAM or its affiliates. No sales or other charges will be imposed on the shares of the Acquiring Fund received by the shareholders of the Acquired Fund in connection with the Acquisition. Former Acquired Fund Common Class shareholders will continue to be able to purchase additional Class A shares of the Acquiring Fund without a sales charge being assessed.

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before voting. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about September _, 2003. A Statement of Additional Information, dated September _, 2003, relating to this Prospectus/Proxy Statement and the Acquisition, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon oral or written request and without charge by writing to the Acquiring Fund at P.O. Box 55030, Boston, Massachusetts 02205-5030 or by calling 1-800-927-2874.

         The following documents, which have been filed with the SEC, are incorporated herein in their entirety by reference.

          o The current Common Class and Class A, B and C Prospectuses of the Acquiring Fund, dated January 1, 2003, each as supplemented as of the date hereof. The Acquiring Fund's Class A, B and C Prospectus accompanies this Prospectus/Proxy Statement.

          o The current Common Class and Class A, B and C Prospectuses of the Acquired Fund, dated August __, 2003 and February 28, 2003, as supplemented as of the date hereof. Copies may be obtained without charge by writing to P.O. Box 55030, Boston, Massachusetts 02205-5030 or by calling 1-800-927-2874.

          o The Annual Report of the Acquired Fund for the fiscal year ended October 31, 2002 and the Semi-Annual Report of the Acquired Fund for the semi-annual period ended

               April 30, 2003. The Annual Report of the Acquiring Fund for the fiscal year ended August 31, 2002 and the Semi-Annual Report of the Acquiring Fund for the semi-annual period ended February 28, 2003. The Annual and Semi-Annual Reports of the Acquiring Fund accompany this Prospectus/Proxy Statement.

         Accompanying this Prospectus/Proxy Statement as Exhibit A is a copy of the form of the Plan for the proposed Acquisition.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

                                TABLE OF CONTENTS

                                                                           PAGE

PROPOSAL - APPROVAL OF THE PLAN...............................................5

Summary.......................................................................5

Risk Factors..................................................................9

Reasons for the Acquisition...................................................9

Fee Tables...................................................................11

Information About the Acquisition............................................14

Total Returns................................................................18

Ownership of the Funds.......................................................20

Comparison of Investment Objectives and Policies.............................20

Determination of Net Asset Value of Shares of the Acquiring Fund.............24

Management of Each Fund......................................................25

Interest of CSAM in the Acquisition..........................................25

Information on Shareholders' Rights..........................................26

Conclusion...................................................................29

Required Vote................................................................29

ADDITIONAL INFORMATION.......................................................29

VOTING INFORMATION...........................................................29

OTHER BUSINESS...............................................................31

FINANCIAL STATEMENTS AND EXPERTS.............................................31

ADDITIONAL MATERIALS.........................................................31

LEGAL MATTERS................................................................32

EXHIBIT A:  AGREEMENT AND PLAN OF REORGANIZATION............................A-1

                         PROPOSAL - APPROVAL OF THE PLAN

SUMMARY

         THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, THE PLAN (A COPY OF THE FORM OF THE PLAN IS ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBIT A), THE PROSPECTUSES OF THE ACQUIRED FUND, THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRED FUND, THE PROSPECTUS OF THE ACQUIRING FUND AND THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRING FUND.

         PROPOSED ACQUISITION. The Plan provides for the acquisition of all of the assets and liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund. The Plan also calls for the distribution of shares of the Acquiring Fund to the Acquired Fund's shareholders in liquidation of the Acquired Fund. As a result of the Acquisition, each shareholder of a class of shares of beneficial interest of the Acquired Fund will become the owner of that number of full and fractional shares of the same class of the Acquiring Fund, except for Common Class shareholders who will receive Class A shares of the Acquiring Fund, having an aggregate net asset value ("NAV") equal to the aggregate net asset value of such shareholder's shares of beneficial interest in the Acquired Fund as of the close of business on the date that the Acquired Fund's assets and liabilities are exchanged for shares of the Acquiring Fund. See "Information About the Acquisition - Agreement and Plan of Reorganization."

         Because the Acquired Fund is a series of the Trust, it does not have a Board of Trustees separate from the other series of the Trust. Accordingly, when we refer to the "Trustees of the Acquired Fund" or the "Board of Trustees of the Acquired Fund" elsewhere in this Prospectus/Proxy Statement, we mean the Trustees and Board of Trustees of the Trust.

         For the reasons set forth below under "Reasons for the Acquisition," the Board of Trustees of the Acquired Fund, including the Trustees of the Acquired Fund who are not "interested persons" (the "Independent Trustees"), as that term is defined in the 1940 Act, has unanimously concluded that the Acquisition would be in the best interests of its shareholders and that the interests of its existing shareholders will not be diluted as a result of the transaction contemplated by the Acquisition. The Board of Trustees of the Acquired Fund therefore has submitted the Plan for approval by its shareholders. The Board of Directors of the Acquiring Fund has also reached similar conclusions and approved the Acquisition with respect to the Acquiring Fund.

         Approval of the Acquisition requires the affirmative vote of a majority of the outstanding shares of beneficial interest of the Acquired Fund, in the aggregate without regard to class, present in person or represented by proxy. See "Voting Information." If shareholders of the Acquired Fund approve the Acquisition, the Acquired Fund will be liquidated upon consummation of the Acquisition and subsequently terminated as a series of the Trust. In the event the Plan is not approved, the Board of Trustees of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

         TAX CONSEQUENCES. Prior to completion of the Acquisition, the Acquired Fund and the Acquiring Fund will have received an opinion of counsel that, as a result of the Acquisition, no gain or loss will be recognized by the shareholders of the Acquired Fund for federal income tax purposes and generally the Acquired Fund will not recognize gain or loss for such purposes. The holding period and aggregate tax basis of the Acquiring Fund shares received by an Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of beneficial interest of the Acquired Fund exchanged therefor by such shareholder. In addition, the holding period and aggregate tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund as a result of the Acquisition, will generally be the same as in the hands of the Acquired Fund immediately prior to the Acquisition.

         INVESTMENT OBJECTIVES AND POLICIES. As noted and further described in the attached Prospectus/Proxy Statement, there are certain differences between the investment philosophy and policies of the Funds. The investment objective of the Acquiring Fund is long-term capital appreciation. To pursue its investment objective, under normal market conditions, the Acquiring Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. equity securities. The Acquiring Fund invests in securities of 40-60 U.S. companies. The "top ten" (largest company holdings) in the Acquiring Fund's portfolio may account for 40% or more of the fund's assets.

         The Acquiring Fund's portfolio managers search for industry sectors with favorable economic profit trends and may focus the portfolio in these sectors. The Acquiring Fund's portfolio managers use both traditional value-based analyses (such as price/book ratio), as well as the economic profit of a company measured by its cash flow relative to its capital assets. In choosing securities, the Acquiring Funds' portfolio managers look for companies that (i) earn rates of return exceeding their risk-adjusted costs of capital, as opposed to earning more than they have spent (accounting profits), (ii) create shareholder value by gaining the most from their investment spending, or use their cost of capital as a competitive advantage and (iii) have current market valuations that do not fully recognize future economically profitable growth.

         The investment objective of the Acquired Fund is long-term capital appreciation on an after-tax basis. To pursue its investment objective, the Acquired Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. blue chip companies. Blue chip companies are those which, at the time of purchase, are represented in the S&P 500 Index. If some companies cease to be represented in the S&P 500 Index after purchase, the fund may continue to hold such securities. The Acquired Fund seeks to reduce, though not eliminate, taxable distributions to shareholders by following strategies designed to reduce the impact of federal and state income taxes on its after-tax returns. The Acquired Fund is "sector neutral" meaning that its investments are allocated in proportion to the sector allocation of the S&P 500 Index, with the exception of electric and gas utilities sectors.

         In choosing securities, the Acquired Fund's portfolio manager looks at a number of factors, including (i) the reliability and effectiveness of management, (ii) whether the issuer is a leader in its business segment, (iii) whether the price of the security is attractive compared to its competitors, (iv) whether the company is expected to generate above-average growth rates and (v) the economic and political outlook.

         THE MOST SIGNIFICANT DIFFERENCES IN THE WAY THE FUNDS ARE MANAGED ARE
THAT: (I) AS A FOCUSED FUND, THE ACQUIRING FUND GENERALLY INVESTS A GREATER PROPORTION OF ITS ASSETS IN THE SECURITIES OF A SMALLER NUMBER OF ISSUERS (NORMALLY 40-60 U.S. COMPANIES), WHILE THE ACQUIRED FUND INVESTS MORE BROADLY IN EQUITY SECURITIES OF U.S. BLUE CHIP COMPANIES; AND (II) ALTHOUGH BOTH FUNDS SEEK LONG-TERM CAPITAL APPRECIATION, THE ACQUIRED FUND SEEKS TO REDUCE, THOUGH NOT ELIMINATE, TAXABLE DISTRIBUTIONS TO SHAREHOLDERS IN ORDER TO REDUCE THE IMPACT OF FEDERAL AND STATE INCOME TAXES ON ITS AFTER-TAX RETURNS. IN ADDITION, THE ACQUIRING FUND IS CLASSIFIED AS NON-DIVERSIFIED WITHIN THE MEANING OF THE 1940 ACT, WHILE THE ACQUIRED FUND IS CLASSIFIED AS DIVERSIFIED. AS A NON-DIVERSIFIED FUND, THE ACQUIRING FUND IS NOT LIMITED BY THE 1940 ACT IN THE PROPORTION OF ITS ASSETS THAT IT MAY INVEST IN SECURITIES OF A SINGLE ISSUER.

         PURCHASE AND REDEMPTION PROCEDURES. Except as otherwise indicated in this section, the Funds have similar policies with respect to purchases and redemptions. Common Class shares of beneficial interest of the Acquired Fund are closed to new investments. Class A shares of the Acquiring Fund may be purchased through securities dealers. Class A shares of the Acquiring Fund may be purchased at the NAV per share plus an initial sales charge imposed at the time of purchase and may be subject to a contingent deferred sales charge in cases where the initial sales charge was not applied because of the size of the purchase. However, the Class A shares acquired by Acquired Fund Common Class shareholders will not be subject to any sales charge and former Acquired Fund Common Class shareholders will be able to acquire additional Class A shares of the Acquiring Fund without a sales charge being assessed. The purchase and redemption procedures available to shareholders of all of the other classes of the Acquiring Fund are identical to those available to shareholders of the same class of the Acquired Fund.

         You should also note that certain brokers who distribute shares of beneficial interest of the Acquired Fund may not distribute shares of the Acquiring Fund. The Prospectus of the Acquiring Fund provide additional information on purchasing shares of the Acquiring Fund.

         SALES CHARGES. Common Class shares of beneficial interest of the Acquired Fund are not subject to an initial sales charge or a contingent deferred sales charge ("CDSC") or a 12b-1 fee. The price of Class A shares for each of the Funds is the NAV plus the initial sales charge. The sales charge for Class A shares begins at 5.75% for purchases below $50,000 and is gradually reduced to zero if $1,000,000 or more is purchased. The Class A shares issued to Acquired Fund Common Class shareholders will be "load-waived," meaning that they are not subject to any sales charge. The Class B and Class C shares of the Funds may be purchased at the NAV price, although a CDSC may be applied. Class B shares have a diminishing CDSC (4% for the first year and 0% after the fourth year) and become Class A shares after eight years. Class C shares have a 1% CDSC charge if you redeem those shares within 1 year of purchase; Class C shares do not convert into any other class. Class A shares of each of the Funds are subject to a 12b-1 fee of 0.25%. The Class B and Class C shares of the Funds are each subject to a 12b-1 fee of 1.00% per annum of average daily net assets. Each Fund has a compensation type 12b-1 plan in which the distributor receives the distribution fee regardless of the cost of the distribution activities performed. See "Fee Table" below.

         EXCHANGE PRIVILEGES. The exchange privileges available to shareholders of a class of the Acquiring Fund are identical to those available to shareholders of the same class of the Acquired Fund. Shareholders of each Fund may exchange at NAV all or a portion of their shares for shares of the same class of other mutual funds in the Credit Suisse family of funds at their respective NAVs, provided that such fund offers the relevant class of shares. Exchanges of Class A, B and C shares may be effected through an investor's financial representative. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases in the fund in which shares are being purchased. The Funds reserve the right to refuse exchange purchases by any person or group, if in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The exchange privilege may be modified or terminated at any time upon 60-days' notice to shareholders.

         The exchange privilege is available to shareholders residing in any state in which the relevant fund's shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. No initial sales charge is imposed on the shares being acquired in an exchange.

         DIVIDENDS. The Acquiring Fund and the Acquired Fund distribute substantially all of their respective net investment income and net realized capital gains, if any, to their respective shareholders. All distributions are reinvested in the form of additional full and fractional shares of the relevant class of the Fund unless a shareholder elects otherwise. Each Fund typically declares and pays dividends, if any, from net investment income at least annually. Net realized capital gains, if any, of each Fund are typically distributed at least annually. The Acquired Fund will pay a dividend of undistributed net investment income and capital gains, if any, immediately prior to the Closing Date. The amount of any dividend actually paid prior to the Closing Date will vary depending on a number of factors, such as changes in the value of the Acquired Fund's holdings and net redemptions of the Acquired Fund's shares of beneficial interest. If determined as of August 15, 2003, the Acquired Fund would have distributed $133,768 or $0.02 per share. See "Dividend and Distribution Information" in the accompanying Prospectus of the Acquiring Fund.

         APPRAISAL RIGHTS. Under the laws of the Commonwealth of Massachusetts, shareholders of the Acquired Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquired Fund by another entity. In addition, under the laws of the State of Maryland, shareholders of the Acquiring Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquiring Fund. Shareholders of the Acquired Fund may, however, redeem their shares at NAV prior to the date of the Acquisition (subject only to certain restrictions set forth in the 1940 Act). See "Information on Shareholders' Rights - Voting Rights."

RISK FACTORS

         The principal risk factor affecting both the Acquiring Fund and the Acquired Fund is market risk. The other principal risk factor of the Acquiring Fund relates to its non-diversified status, while the Acquired Fund is also subject to the principal risk of tax awareness.

         The Acquiring Fund has greater exposure to the risks of investing in foreign securities than the Acquired Fund as the Acquiring Fund may invest up to 20% of its net assets in foreign securities, while the Acquired Fund may invest up to 10% of its total assets in such securities. The Acquiring Fund has greater exposure to the risks of investing in restricted and other illiquid securities than the Acquired Fund as the Acquiring Fund may invest up to 15% of its net assets in restricted and other illiquid securities, while the Acquired Fund may invest up to 10% of its net assets in such securities. The Acquiring Fund has greater exposure to the risks of investing in when-issued securities and forward commitments than the Acquired Fund as the Acquiring Fund may invest up to 25% of its net assets in when-issued securities and forward commitments, while the Acquired Fund is permitted, but not expected, to invest to a significant extent in such securities.

         The Acquired Fund has greater exposure to the risks of investing in investment-grade debt securities than the Acquiring Fund as the Acquired Fund may invest up to 20% of its net assets in investment-grade debt securities, while the Acquiring Fund is permitted, but not expected, to invest to a significant extent in such securities. The Acquired Fund has greater exposure to the risks of investing in both options and warrants than the Acquiring Fund as the Acquired Fund may invest up to 5% of its total assets in both options and warrants, while the Acquiring Fund is permitted, but not expected, to invest to a significant extent in such securities. The Acquired Fund has greater exposure to the risks of investing in short sales "against the box" than the Acquiring Fund as the Acquired Fund may invest up to 10% of its net assets in short sales "against the box", while the Acquiring Fund is permitted, but not expected, to invest to a significant extent in such securities. See the accompanying Prospectus of the Acquiring Fund for a complete discussion of the risks of investing in the Acquiring Fund.

REASONS FOR THE ACQUISITION

         The Board of Trustees of the Acquired Fund has unanimously determined that it is in the best interest of the Acquired Fund to the effect the Acquisition. In reaching this conclusion, the Board considered a number of factors, including the following:

          1. the Acquisition will result in a single larger fund seeking long-term capital appreciation through investments in a limited number of U.S. companies;

          2. while the gross expense ratio of the combined entity is expected to be slightly higher, the net expense ratios of the combined entity is expected to be lower than that of the Acquired Fund;

          3. the Acquisition will eliminate any confusion in the marketplace associated with having two funds managed by CSAM investing large capitalization core equity securities;

          4. the Acquisition should increase efficiencies, eliminating one of the two sets of prospectuses, reports to shareholders and other documents required if the Acquired and Acquiring Funds remained separate, although there is no guarantee that the combined fund will realize such efficiencies;

          5.   the terms and conditions of the Acquisition;

          6. the larger combined asset base could produce portfolio management benefits, such as the ability to command more attention from brokers and underwriters of securities in which the Funds invest than either Fund currently enjoys, although the primary beneficiary will be the Acquiring Fund;

          7. that the investment adviser for the Acquiring Fund is the same as that of the Acquired Fund;

          8. that, in selecting investments, both Funds are now relying on the research provided by CSAM whereas, in the past, the Acquired Fund had primarily utilized research from other sources;

          9. that CSAM had indicated that in their view, the tax efficient strategy of the Acquired Fund had become less attractive to investors due to recent tax law changes;

          10. the federal tax consequences of the Acquisition, and that a legal opinion will be rendered that no gain or loss will be recognized by the shareholders of the Acquired Fund or by the Acquiring Fund for federal income tax purposes as a result of the Acquisition and that the Acquired Fund generally will not recognize gain or loss for such purposes;

          11. that the interests of shareholders of the Acquired Fund will not be diluted as a result of the Acquisition;

          12. that the expenses of the Acquisition will be borne by CSAM or its affiliates; and

          13. that no sales or other charges will be imposed in connection with the Acquisition.

         In considering the Acquisition, the Board of Trustees noted that the Acquiring Fund may have greater volatility and risk due to its non-diversified status. They also were cognizant of the fact that the Acquiring Fund is not managed in a manner designed to produce tax efficiencies for investors, recognizing, however, that the large amount of capital loss carryovers of the combined fund (estimated to be approximately $17.1 million) is likely to reduce taxable capital gains distributions for a period of time (although the use of such losses after the Acquisition may be subject to certain restrictions). Finally, the Trustees were aware that the advisory fee for the Acquiring Fund does not contain a breakpoint as does the fee for the Acquired Fund, which would result in CSAM being paid a higher fee should assets of the combined fund exceed $100 million. However, the Trustees noted CSAM's historic willingness to waive fees and reimburse expenses in order to maintain a competitive return and that CSAM had waived its entire fee and had reimbursed $244,784 in Acquiring Fund expenses for the 12 months ended June 30, 2003.

         In light of the foregoing, the Board of Trustees of the Acquired Fund, including the Independent Trustees, has determined that it is in the best interests of the Acquired Fund and its shareholders to effect the Acquisition. The Board of Trustees of the Acquired Fund has also determined that the Acquisition would not result in dilution of the interests of the Acquired Fund's shareholders. In making these determinations, the Board of Trustees did not give equal weight to each factor.

         The Board of Directors of the Acquiring Fund has determined that it is advantageous to the Acquiring Fund to effect the Acquisition. The Board of Directors of the Acquiring Fund considered, among other things, the terms and conditions of the Acquisition and representations that the Acquisition would be effected as a tax-free reorganization. Accordingly, the Board of Directors of the Acquiring Fund, including a majority of the Independent Directors, has determined that the Acquisition is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's shareholders would not be diluted as a result of the Acquisition.

                                   FEE TABLES

         Following are two tables showing expected fees and expenses for the 12 months ending October 31, 2003, for the Common Class, Class A, Class B and Class C shares of the Acquired Fund, holders of which will receive the corresponding class of the Acquiring Fund, except for Common Class shareholders who will receive load-waived Class A shares of the Acquiring Fund, upon the closing of the Acquisition, and the expected fees and expenses for the 12 months ending August 31, 2003, for the Class A, Class B and Class C shares of the Acquiring Fund before and after giving effect to the Acquisition. The tables do not reflect charges that institutions and financial intermediaries may impose on their customers.



                    BEFORE FEE WAIVERS AND/OR REIMBURSEMENTS

                                                ACQUIRED FUND      ACQUIRED FUND     ACQUIRING FUND      PRO FORMA
                                                Common Class          Class A            Class A          Class A
------------------------------- ------------- ------------------ ------------------ ------------------ ---------------

SHAREHOLDER FEES:

Maximum sales charge imposed on                     None              5.75%*             5.75%*             5.75%*
purchase (as a percentage of offering
price)

Maximum deferred sales charge (as a                 None               None               None              None
percentage of original purchase price,
or redemption proceeds, as applicable)
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

Management Fee                                      .75%               .75%               .75%              .75%

Distribution and Service                            .25%               .25%               .25%              .25%
(12b-1) fee

Other Expenses                                      .68%               .68%               3.40%             .69%

TOTAL ANNUAL FUND OPERATING EXPENSES

                                                   1.68%              1.68%               4.40%            1.69%





                               ACQUIRED     ACQUIRING FUND    PRO FORMA   ACQUIRED FUND   ACQUIRING FUND    PRO FORMA
                                 FUND


                                CLASS B        CLASS B         CLASS B       CLASS C          CLASS C        CLASS C
----------------------------- ------------ ----------------- ------------ --------------- ---------------- -------------

SHAREHOLDER FEES:

Maximum sales charge             None            None           None           None           None             None
imposed on purchase (as a
percentage of offering
price)


Maximum deferred sales            4%              4%             4%             1%              1%              1%
charge (as a percentage of
original purchase price, or
redemption proceeds, as
applicable)

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

Management Fee                 .75%              .75%           .75%           .75%            .75%            .75%

Distribution and               1.00%            1.00%           1.00%         1.00%            1.00%          1.00%
Service (12b-1) fee



                                       12


Other Expenses                 .68%             3.40%           .69%           .68%            3.40%           .69%


TOTAL ANNUAL FUND OPERATING  EXPENSES


                               2.43%            5.15%           2.44%         2.43%            5.15%          2.44%

------------------------- ---------------- ----------------- ------------ --------------- ---------------- -------------

         * Although the Class A shares impose a maximum sales charge of 5.75%, this charge does not apply to Class A shares received in the Acquisition or additional Class A shares of the Acquiring Fund purchased by former Acquired Fund Common Class shareholders.

         **         Expected fees and expenses for the 12 months ending October
31, 2003 (after fee waivers and/or expense reimbursements or credits) are shown below. Fee waivers and expense reimbursements or credits are expected to reduce expenses for the Funds but may be discontinued at any time;


                                       AFTER FEE WAIVERS AND/OR REIMBURSEMENTS

                                       ACQUIRED FUND    ACQUIRED FUND     ACQUIRING FUND      PRO FORMA
                                        Common Class       Class A           Class A           Class A
             ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
             Management Fee                .42%              .42%              .00%              .36%
             Distribution and
             Service (12b-1) fee           .25%              .25%              .25%              .25%
             Other Expenses                .68%              .68%             1.05%              .69%
             NET ANNUAL FUND
             OPERATING EXPENSES            1.35%            1.35%             1.30%             1.30%



                                        ACQUIRED    ACQUIRING   PRO          ACQUIRED    ACQUIRING   PRO FORMA
                                          FUND         FUND     FORMA         FUND         FUND


                                        CLASS B      CLASS B     CLASS B     CLASS C      CLASS C     CLASS C
              ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
              Management Fee              .42%         .00%       .36%         .42%         .00%        .36%
              Distribution and           1.00%        1.00%       1.00%       1.00%        1.00%       1.00%
              Service (12b-1) fee
              Other Expenses              .68%        1.05%       .69%         .68%        1.05%        .69%
              NET ANNUAL FUND
              OPERATING EXPENSES         2.10%        2.05%       2.05%       2.10%        2.05%       2.05%


EXAMPLES

         The following examples are intended to assist an investor in understanding the various costs that an investor in each Fund will bear directly or indirectly. The examples assume payment of operating expenses at the levels set forth in the tables presented above (in each case before fee waivers and expense reimbursements) and that all dividends and distributions are reinvested. The examples also assume that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------------------------------------------------------
                                            One Year               Three Years             Five Years            10 Years
------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND
Common Class                               $171                  $530                    $913                  $1,987

Class A (with or without                   $736                 $1,074                  $1,435                 $2,448
redemption)

Class B (redemption at end of              $646                  $958                   $1,296                 $2,581
period)

Class B (no redemption)                    $246                  $758                   $1,296                 $2,581

Class C (redemption at end of              $346                  $758                   $1,296                 $2,766
period)

Class C (no redemption)                    $246                  $758                   $1,296                 $2,766

ACQUIRING FUND

Class A (with or without                   $991                 $1,830                  $2,680                 $4,849
redemption)

Class B (redemption at end of              $915                 $1,742                  $2,565                 $4,970
period)

Class B (no redemption)                    $515                 $1,542                  $2,565                 $4,970

Class C (redemption at end of              $615                 $1,542                  $2,565                 $5,112
period)

Class C (no redemption)                    $515                 $1,542                  $2,565                 $5,112



COMBINED FUND PRO FORMA


Class A (with or without                   $737                 $1,077                  $1,440                 $2,458
redemption)

Class B (redemption at end of              $647                  $961                   $1,301                 $2,591
period)

Class B (no redemption)                    $247                  $761                   $1,301                 $2,591

Class C (redemption at end of              $347                  $761                   $1,301                 $2,776
period)

Class C (no redemption)                    $247                  $761                   $1,301                 $2,776


INFORMATION ABOUT THE ACQUISITION

         AGREEMENT AND PLAN OF REORGANIZATION. The following summary of the Plan is qualified in its entirety by reference to the form of the Plan (Exhibit A hereto). The Plan provides that the Acquiring Fund will acquire all of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund on the Closing Date. The Closing Date is expected to be on or about December 5, 2003.

         Prior to the Closing Date, the Acquired Fund will endeavor to discharge all of its known liabilities and obligations, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund will assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on an unaudited statement of assets and liabilities for the Acquired Fund, as of the close of regular trading on The New York Stock Exchange, Inc. ("NYSE"), currently 4:00 p.m., New York City time, on the Closing Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The NAV per share of each class of each Fund will be calculated by determining the total assets attributable to such class, subtracting the relevant class' pro rata share of the actual and accrued liabilities of Fund and the liabilities specifically allocated to that class of shares, and dividing the result by the total number of outstanding shares of the relevant class. Each Fund will utilize the procedures set forth in its respective current Prospectuses or Statement of Additional Information to determine the value of its respective portfolio securities and to determine the aggregate value of each Fund's portfolio.

         On or as soon after the Closing Date as conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the shares of the Acquiring Fund received by the Acquired Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Acquired Fund's shareholders on the share records of the Acquiring Fund's transfer agent. Each account will represent the number of shares of the Acquiring Fund due to the Acquired Fund's shareholders calculated in accordance with the Plan. After such distribution and the winding up of its affairs, the Acquired Fund will terminate as a series of the Trust.

         The consummation of the Acquisition is subject to the conditions set forth in the Plan, including approval of the Plan by the Acquired Fund's shareholders. Notwithstanding approval by the shareholders of the Acquired Fund, the Plan may be terminated at any time at or prior to the Closing Date: (i) by mutual agreement of the Acquired Fund and the Acquiring Fund; (ii) by the Acquired Fund, in the event the Acquiring Fund shall, or by the Acquiring Fund, in the event the Acquired Fund shall, materially breach any representation, warranty or agreement contained in the Plan to be performed at or prior to the Closing Date; or (iii) if a condition to the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

         Pursuant to the Plan, the Acquiring Fund has agreed to indemnify and advance expenses to each Trustee or officer of the Acquired Fund against money damages incurred in connection with any claim arising out of such person's services as a Trustee or officer with respect to matters specifically relating to the Acquisition, except by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties in the conduct of his or her office.

         Approval of the Plan requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund, in the aggregate without regard to class, present in person or represented by proxy. Shareholders of the Acquired Fund are entitled to one vote for each share of beneficial interest. If shareholders of the Acquired Fund approve the Acquisition, the Acquired Fund will be liquidated upon consummation of the Acquisition and subsequently terminated as a series of the Trust. In the event the Plan is not approved, the Board of Trustees of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

         DESCRIPTION OF THE ACQUIRING FUND SHARES. Shares of the Acquiring Fund will be issued to the Acquired Fund in accordance with the procedures detailed in the Plan and as described in the Acquiring Fund's Prospectus and Statement of Additional Information. The Acquiring Fund, like the Acquired Fund, will not issue share certificates to its shareholders. See "Information on Shareholders' Rights" and the Prospectus of the Acquiring Fund for additional information with respect to the shares of the Acquiring Fund.

         The Acquiring Fund has authorized six classes of common stock, called Common Class, Advisor Class, Institutional Class, Class A, Class B and Class C shares. Shareholders of the Acquired Fund will be issued the corresponding class of shares of the Acquiring Fund, except for Common Class shareholders who will receive Class A shares of the Acquiring Fund. No shareholders will receive Common Class, Advisor Class or Institutional Class shares of the Acquiring Fund under the Acquisition. Shares of each class of the Acquiring Fund represent equal pro rata interests in the Acquiring Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The Acquiring Fund intends to continuously offer Class A, Class B and Class C shares after consummation of the Acquisition.

         FEDERAL INCOME TAX CONSEQUENCES. The closing of the Acquisition is conditioned upon the receipt by the Funds of an opinion from Willkie Farr & Gallagher, counsel to the Funds, to the effect that, based upon certain facts, assumptions and representations, the Acquisition will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Acquisition constitutes a tax-free reorganization, no gain or loss will be recognized by the Acquired Fund shareholders as a result of their exchange of shares of beneficial interest pursuant to the Acquisition and no gain or loss will generally be recognized by the Acquired Fund and the Acquiring Fund as a result of the Acquisition. This opinion, in substance, will state that for U.S. federal income tax purposes:

         (1) the transfer of all of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution of the Acquiring Fund shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

         (3) except for gain or loss regularly attributable to the termination of the Acquired Fund's taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund shares the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund shares to the Acquired Fund's shareholders in exchange for their shares of beneficial interest of the Acquired Fund;

         (4) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their shares of beneficial interest of the Acquired Fund for Acquiring Fund shares or upon the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

         (5) the aggregate tax basis of the Acquiring Fund shares received by each of the Acquired Fund's shareholders pursuant to the Acquisition will be the same as the aggregate tax basis of shares of beneficial interest of the Acquired Fund held by such shareholder immediately prior to the Acquisition, and the holding period of the Acquiring Fund shares to be received by each shareholder of the Acquired Fund will include the period during which the shares of beneficial interest of the Acquired Fund exchanged therefor were held by such shareholder (provided that the Acquired Fund shares of beneficial interest were held as capital assets on the date of the Acquisition); and

         (6) except for assets that may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Acquisition and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

         You should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. Neither the Acquired Fund nor the Acquiring Fund will seek to obtain a ruling from the IRS regarding the tax consequences of the Acquisition. Accordingly, if the IRS sought to challenge the tax treatment of the Acquisition and was successful, neither of which is anticipated, the Acquisition could be treated, in whole or in part, as a taxable sale of assets of the Acquired Fund, followed by the taxable liquidation thereof.

         Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the proposed Acquisition in light of their individual circumstances. Since the foregoing discussion only relates to the U.S. federal income tax consequences of the Acquisition, shareholders of the Acquired Fund should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the Acquisition.

CAPITALIZATION

         The following table shows the capitalization of the Acquired Fund and the Acquiring Fund as of June 30, 2003 and the capitalization of the Acquiring Fund on a pro forma basis as of the closing date of the Acquisition, after giving effect to such Acquisition.(1)



                                    ACQUIRING              ACQUIRED              PRO FORMA                 PRO
                                       FUND                  FUND              ADJUSTMENTS (2)            FORMA


                                       17


                                     (ACTUAL)         (ACTUAL)                                            (ACTUAL)
                                   ------------     -------------                                      --------------

Common                              $5,695,545      $   778,000             (778,000)                    $ 5,695,545
Class A                              1,591,262       62,052,336              778,000                      64,421,648
Class B                              1,051,706       20,067,688                                           21,119,394
Class C                                408,865        2,997,556                                            3,406,421

NET ASSET VALUE

Common                                  $11.05           $13.44                                               $11.05
Class A                                  11.07            13.45                                                11.07
Class B                                  10.92            12.75                                                10.92
Class C                                  10.89            12.75                                                10.89

SHARES OUTSTANDING
Common                                 515,525           57,907              (57,907)                        515,525
Class A                                143,714        4,612,848            1,062,914                       5,819,476
Class B                                 96,269        1,573,564              264,177                       1,934,010
Class C                                 37,532          235,096               40,175                         312,803


         ---------------
(1) Assumes the Acquisition of the Acquired Fund had been consummated on June 30, 2003 and is for information purposes only. No assurance can be given as to how many Acquiring Fund shares will be received by shareholders of the Acquired Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of Acquiring Fund shares that actually will be received on or after such date.

(2)      Reflects the elimination of prepaid expenses from the Acquired Fund.

TOTAL RETURNS

         Performance information is shown separately for each class of each Fund. Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. It is assumed that with respect to Class A shares of the Acquiring Fund, the maximum initial sales charge of 5.75% was deducted at the time of investment. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

         The following table reflects the average annual total return for the 1-year, 5-year, 10-year and since inception periods ending June 30, 2003 for each Fund:


-------------------------------- --------------- -------------- -------------- ------------------- -------------------
                                     1 YEAR         5 YEARS       10 YEARS          LIFE OF          INCEPTION DATE
                                                                                     CLASS
-------------------------------- --------------- -------------- -------------- ------------------- -------------------
ACQUIRED FUND
----------------------------------------------------------------------------------------------------------------------


                                       18

-------------------------------- --------------- -------------- -------------- ------------------- -------------------
                                     1 YEAR         5 YEARS       10 YEARS          LIFE OF          INCEPTION DATE
                                                                                     CLASS
-------------------------------- --------------- -------------- -------------- ------------------- -------------------
Common Class (NO LOAD)              (2.26)%          N/A            N/A             (14.89)%            08/01/00
-------------------------------- --------------- ------------- --------------- ------------------- -------------------
CLASS A (NO LOAD)                   (2.26)%        (1.82)%         7.77%             8.15%              12/15/86
-------------------------------- --------------- ------------- --------------- ------------------- -------------------
CLASS B (NO LOAD)                   (3.04)%        (2.55)%          N/A              5.23%              2/28/96
-------------------------------- --------------- ------------- --------------- ------------------- -------------------
CLASS C (NO LOAD)                   (2.97)%          N/A            N/A             (11.65)%            2/28/00
-------------------------------- --------------- ------------- --------------- ------------------- -------------------
CLASS A (WITH LOAD)                 (7.87)%        (2.97)%         7.14%             7.76%
-------------------------------- --------------- ------------- --------------- ------------------- -------------------
CLASS B (WITH LOAD)                 (6.92)%        (2.55)%          N/A              5.23%
-------------------------------- --------------- ------------- --------------- ------------------- -------------------
CLASS C (WITH LOAD)                 (3.94)%          N/A            N/A             (11.65)%
-------------------------------- --------------- ------------- --------------- ------------------- -------------------
Return After Taxes on               (2.34)%        (2.40)%         6.38%             6.36%
Distributions1 (no load)
-------------------------------- --------------- ------------- --------------- ------------------- -------------------
Return After Taxes on               (7.95)%        (3.55)%         5.75%             5.98%
Distributions1 (with load)
-------------------------------- --------------- ------------- --------------- ------------------- -------------------
Return After Taxes on               (1.48)%        (1.57)%         6.17%             6.21%
Distributions and Sale of Fund
Shares1 (no load)
-------------------------------- --------------- ------------- --------------- ------------------- -------------------
Return After Taxes on               (5.13)%        (2.54)%         5.59%             5.85%
Distributions and Sale of Fund
Shares1 (with load)
----------------------------------------------------------------------------------------------------------------------
ACQUIRING FUND
-------------------------------- --------------- -------------- -------------- ------------------- -------------------
CLASS A (NO LOAD)                   (5.08)%           N/A            N/A            (12.01)%            07/31/01
-------------------------------- --------------- -------------- -------------- ------------------- -------------------
CLASS B (NO LOAD)                   (5.69)%           N/A            N/A            (12.67)%            07/31/01
-------------------------------- --------------- -------------- -------------- ------------------- -------------------
CLASS C (NO LOAD)                   (6.04)%           N/A            N/A            (12.83)%            07/31/01
-------------------------------- --------------- -------------- -------------- ------------------- -------------------
CLASS A (WITH LOAD)                 (10.53)%          N/A            N/A            (14.70)%
-------------------------------- --------------- -------------- -------------- ------------------- -------------------
CLASS B (WITH LOAD)                 (9.47)%           N/A            N/A            (14.04)%
-------------------------------- --------------- -------------- -------------- ------------------- -------------------
CLASS C (WITH LOAD)                 (6.98)%           N/A            N/A            (12.83)%
-------------------------------- --------------- -------------- -------------- ------------------- -------------------
Return After Taxes on               (5.11)%           N/A            N/A            (12.05)%
Distributions1 (no load)
-------------------------------- --------------- -------------- -------------- ------------------- -------------------
Return After Taxes on               (10.55)%          N/A            N/A            (14.74)%
Distributions1 (with load)
-------------------------------- --------------- -------------- -------------- ------------------- -------------------
Return After Taxes on               (3.31)%           N/A            N/A            (10.13)%
Distributions and Sale of Fund
Shares1 (no load)
-------------------------------- --------------- -------------- -------------- ------------------- -------------------
Return After Taxes on               (6.84)%           N/A            N/A            (12.37)%
Distributions and Sale of Fund
Shares1 (with load)
-------------------------------- --------------- -------------- -------------- ------------------- -------------------

         -----------
          n/a = Not disclosed as the classes were not in existence during all of the period indicated.

(1)       After tax returns shown are for Class A shares.

OWNERSHIP OF THE FUNDS

         As of ______, 2003, the officers, Trustees or Directors of the Acquiring Fund and the Acquired Fund beneficially owned as a group less than 1% of the outstanding securities of the relevant Fund. To the best knowledge of each Fund, as of ______, 2003, no shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), except as set forth below, owned beneficially or of record more than 5% of the outstanding shares of a class of the Funds.

NAME                    COMMON
ACQUIRED FUND            CLASS           CLASS A          CLASS B        CLASS C
-------------            -----           -------          -------        -------




ACQUIRING FUND
--------------


-----------------
          * Each Fund believes these entities are not the beneficial owners of shares held of record by them.



                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The following discussion is based upon and qualified in its entirety by the disclosure in the respective Prospectuses and Statements of Additional Information of the Acquiring Fund and the Acquired Fund.

         INVESTMENT OBJECTIVES. The investment objective of the Acquiring Fund is long-term appreciation of capital. The investment objective of the Acquired Fund is long-term capital appreciation on an after-tax basis. There can be no assurance either Fund will achieve its investment objective.

         PRIMARY INVESTMENTS. The investment objective of the Acquiring Fund is long-term capital appreciation. To pursue its investment objective, under normal market conditions, the Acquiring Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. equity securities. The Acquiring Fund invests in securities of 40-60 U.S. companies. The "top ten" (largest company holdings) in the Acquiring Fund's portfolio may account for 40% or more of the Fund's assets.

         The Acquiring Fund's portfolio managers search for industry sectors with favorable economic profit trends and may focus the portfolio in these sectors. The Acquiring Fund's portfolio managers use both traditional value-based analyses (such as price/book ratio), as well as the economic profit of a company measured by its cash flow relative to its capital assets. In choosing securities, the Acquiring Fund's portfolio managers look for companies that (i) earn rates of return exceeding their risk-adjusted costs of capital, as opposed to earning more than they have spent (accounting profits), (ii) create shareholder value by gaining the most from their investment spending, or use their cost of capital as a competitive advantage and (iii) have current market valuations that do not fully recognize future economically profitable growth.

         The Acquiring Fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, in foreign securities, including dollar-denominated ADRs of foreign issuers.

         The investment objective of the Acquired Fund is long-term capital appreciation on an after-tax basis. To pursue its investment objective, the Acquired Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. blue chip companies. Blue chip companies are those which, at the time of purchase, are represented in the S&P 500 Index. If some companies cease to be represented in the S&P 500 Index after purchase, the Fund may continue to hold such securities. The Acquired Fund seeks to reduce, though not eliminate, taxable distributions to shareholders by following strategies designed to reduce the impact of federal and state income taxes on its after-tax returns. The Acquired Fund is "sector neutral" meaning that its investments are allocated in proportion to the sector allocation of the S&P 500 Index, with the exception of electric and gas utilities sectors.

         In choosing securities, the Acquired Fund's portfolio manager looks at a number of factors, including (i) the reliability and effectiveness of management, (ii) whether the issuer is a leader in its business segment, (iii) whether the price of the security is attractive compared to its competitors,
(iv) whether the company is expected to generate above-average growth rates and
(v) the economic and political outlook.

         The Acquired Fund may invest up to 20% of its nets assets in investment-grade fixed income securities to earn income when the investment manager believes that this will not compromise the Fund's investment objective. The Acquired Fund may invest up to 10% of its assets in non-U.S. securities and another 10% of its assets in restricted securities or other instruments with no ready market.

         INVESTMENT LIMITATIONS. The Acquiring Fund and the Acquired Fund have adopted certain fundamental and non-fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the relevant Fund. Each Fund has substantially similar fundamental investment limitations with the following exceptions. While the Acquired Fund has fundamental limitations which prohibit it from investing more than 10% of its net assets in restricted securities or other instruments not having a ready market, the Acquiring Fund has no stated fundamental limitation on investing in restricted securities or other instruments not having a ready market. The Acquired Fund has fundamental limitations which prohibit it from investing more than 5% of its total assets at the time an investment is made in the non-convertible preferred stock of issuers whose non-convertible preferred stock is not readily marketable, while the Acquiring Fund has no stated fundamental limitation on investing in such securities.

         CERTAIN INVESTMENT PRACTICES. For each of the following practices, this table shows the current applicable investment limitation. Risks are indicated for each practice. The specific risks associated with each of the investment practices described below are defined for the Acquiring Fund in the Acquiring Fund's Prospectus, which accompanies this Prospectus/Proxy Statement, and for the Acquired Fund in its Prospectuses.

         KEY TO TABLE:

          [X]  Permitted without limitation; does not indicate actual use

          20% Italic type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

          20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

          [ ]  Permitted, but not expected to be used to a significant extent

          --   Not permitted


--------------------------------------------------------
INVESTMENT PRACTICE                                                        LIMIT
-------------------------------------------------------- ------------------- ----------------------
                                                             ACQUIRING             ACQUIRED
                                                                FUND                 FUND
                                                                ----                 ----
BORROWING.  The borrowing of money from banks to meet         33 1/3%               33 1/3%
redemptions or for other temporary or emergency
purposes.  Speculative exposure risk.

-------------------------------------------------------- ------------------- ----------------------
FOREIGN SECURITIES.  Securities of foreign issuers.             20%                   10%
May include depositary receipts. Currency, information, market, operational, political, valuation risks.

-------------------------------------------------------- ------------------- ----------------------
FUTURES AND OPTIONS ON FUTURES.  Exchange-traded                [ ]                   --
contracts that enable a fund to hedge against or
speculate on future changes in currency values,
interest rates or stock indexes. Futures obligate the
fund (or give it the right, in the case of options) to
receive or make payment at a specific future time
based on those future changes (1) Correlation,
currency, hedged exposure, interest-rate, market,
speculative exposure risks.(2)

-------------------------------------------------------- ------------------- ----------------------
INVESTMENT-GRADE DEBT SECURITIES.  Debt securities              [ ]                   20%
rated within the four highest grades (AAA/Aaa through
BBB/Baa) by Standard & Poor's or Moody's rating
service, and unrated securities of comparable quality.
Credit, interest-rate, market risks.



                                       22



--------------------------------------------------------
INVESTMENT PRACTICE                                                        LIMIT
-------------------------------------------------------- ------------------- ----------------------
                                                             ACQUIRING             ACQUIRED
                                                                FUND                 FUND
                                                                ----                 ----
-------------------------------------------------------- ------------------- ----------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES.                    [ ]                  [ ]
Debt securities backed by pools of mortgages, including
pass-through certificates and other senior classes of
collateralized mortgage obligations (CMOs), or other
receivables. Credit, extension, interest-rate,
liquidity, prepayment risks.

-------------------------------------------------------- ------------------- ----------------------
NON-INVESTMENT-GRADE DEBT SECURITIES.  Debt securities          [ ]                   --
and convertible securities rated below the
fourth-highest grade (BBB/Baa) by Standard & Poor's or
Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk
bonds. Credit, information, interest-rate, liquidity,
market, valuation risks.

-------------------------------------------------------- ------------------- ----------------------
OPTIONS.  Instruments that provide a right to buy               [ ]                    5%
(call) or sell (put) a particular security or an index
of securities at a fixed price within a certain time
period. A fund may purchase and write both put and
call options for hedging or speculative purposes.
Correlation, credit, hedged exposure, liquidity, market,
speculative exposure risks.

-------------------------------------------------------- ------------------- ----------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS).  Pooled                   --                    [ ]
investment vehicles that invest primarily in
income-producing real estate or real-estate-related
loans or interests. Credit, interest-rate, market
risks.

-------------------------------------------------------- ------------------- ----------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES.  Certain              10%                   15%
securities with restrictions on trading, or those not
actively traded. May include private placements.
Liquidity, market, valuation risks.

-------------------------------------------------------- ------------------- ----------------------
SECURITIES LENDING.  Lending portfolio securities to          33 1/3%               33-1/3%
financial institutions; a fund receives cash, U.S.
government securities or bank letters of credit as
collateral. Credit, liquidity, market, operational
risks.

-------------------------------------------------------- ------------------- ----------------------
SHORT SALES "AGAINST THE BOX".  A short sale where the          [ ]                    10%
fund owns enough shares of the security involved to
cover the borrowed securities, if necessary.
Liquidity, market, speculative exposure risks.

-------------------------------------------------------- ------------------- ----------------------
SPECIAL-SITUATION COMPANIES.  Companies experiencing             --                    [ ]
unusual developments affecting their market values.
Special situations may include acquisition,
consolidation, reorganization, recapitalization,
merger, liquidation, special distribution, tender or
exchange offer, or potentially



                                       23

--------------------------------------------------------
INVESTMENT PRACTICE                                                        LIMIT
-------------------------------------------------------- ------------------- ----------------------
                                                             ACQUIRING             ACQUIRED
                                                                FUND                 FUND
                                                                ----                 ----
-------------------------------------------------------- ------------------- ----------------------
favorable litigation. Securities of a special situation
company could decline in value and hurt a fund's
performance if the anticipated benefits of the special
situation do not materialize. Information, market risks.

-------------------------------------------------------- ------------------- ----------------------
START-UP AND OTHER SMALL COMPANIES.  Companies with              5%                   [ ]
small relative market capitalizations, including those
with continuous operations of less than three years.
Information, liquidity, market, valuation risks.

-------------------------------------------------------- ------------------- ----------------------
TEMPORARY DEFENSIVE TACTICS. Placing some or all of a            [ ]                  [ ]
fund's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses
in adverse market, economic, political or other
conditions, defensive tactics might be inconsistent with
a fund's principal investment strategies and might
prevent a fund from achieving its goal.

-------------------------------------------------------- ------------------- ----------------------
WARRANTS.  Options issued by a company granting the              [ ]                   5%
holder the right to buy certain securities, generally
common stock, at a specified price and usually for a
limited time. Liquidity, market, speculative
exposure risks.

-------------------------------------------------------- ------------------- ----------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.  The            25%                   [ ]
purchase or sale of securities for delivery at a
future date; market value may change before delivery.
Liquidity, market, speculative exposure risks.


------------
(1) The Funds are not obligated to pursue any hedging strategy and do not represent that these techniques are available now or will be available at any time in the future.

(2) Each Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

     DETERMINATION OF NET ASSET VALUE OF SHARES OF THE ACQUIRING FUND

         The NAV of each class of shares of the Acquiring Fund is determined at the close of regular trading on the NYSE (usually 4 p.m., New York City Time) each day the NYSE is open for business. It is calculated by dividing a class's total assets less its liabilities, by the number of shares of such class outstanding. The Acquiring Fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value. Some securities of the Acquiring Fund may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Acquiring Fund does not compute its price. This could cause the value of the Acquiring Fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

MANAGEMENT OF EACH FUND

         CSAM, located at 466 Lexington Avenue, 16th Floor, New York, New York 10017-3140, provides investment advisory services to each of the Funds under separate advisory agreements. The specific persons at CSAM who are responsible for the day-to-day management of the Acquiring Fund are D. Susan Everly and Sheryl M. Henpel and are described in the Prospectus of the Acquiring Fund, which accompanies this Prospectus/Proxy Statement. Hugh Neuberger manages the Acquired Fund.

         In addition, State Street and CSAMSI provide accounting and co-administrative services as applicable to each Fund. State Street became co-administrator to the Acquiring Fund on June 1, 2002 and to the Acquired Fund on July 1, 2002. Prior to that, PFPC, Inc. served as co-administrator to the Funds. Boston Financial Data Services, Inc. acts as the shareholder servicing agent, transfer agent and dividend disbursing agent for each Fund. State Street serves as custodian of each of the Funds' assets pursuant to a custodian agreement. PricewaterhouseCoopers LLP serves as independent auditors for each of the Funds.

         The Acquiring Fund pays CSAM a management fee of .75% of its average daily net assets, while the Acquired Fund pays CSAM a management fee of .75% on the first $100 million of its average daily net assets and .50% on amounts of its average daily net assets above $100 million. In addition to the management fee, the Acquired Fund pays a co-administration fee to CSAMSI of .10% of its average daily net assets, while the Acquiring Fund pays a co-administration fee to CSAMSI of .05% of its average daily net assets. Each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. Importantly, the Acquisition will result in lower gross and net operating expenses for shareholders of the Acquired Fund.

         Each class of shares of a Fund bears its proportionate share of fees payable to CSAM, CSAMSI and State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a Fund's average daily net assets.

INTEREST OF CSAM IN THE ACQUISITION

         CSAM may be deemed to have an interest in the Plan and the Acquisition because it provides investment advisory services to each Fund. CSAM receives compensation from each Fund for services it provides pursuant to separate advisory agreements. The terms and provisions of the current arrangements with CSAM are described in each Fund's Prospectuses and Statement of Additional Information. Future growth of the assets of the Acquiring Fund, if any, can be expected to increase the total amount of fees payable to CSAM and its affiliates. Even in the absence of asset growth, however, the combination of the two funds will result in an increase in advisory fees received by CSAM (estimated to be $384,562 as of June 30, 2003), due to the fact that CSAM's fee waivers and expense reimbursements for the Acquiring Fund will substantially decrease. CSAM may also be deemed to have an interest in the Plan and the Acquisition because, as of August 30, 2003, it or one or more of its affiliates possessed or shared voting power or investment power as a beneficial owner or as a fiduciary on behalf of its customers or employees in the Acquired Fund (see "Information About the Acquisition - Share Ownership of the Funds" above). CSAM and its affiliates have advised the Acquired Fund that they intend to vote the shares over which they have voting power at the Special Meeting in the manner instructed by the customers for which such shares are held. As of _______, 2003, CSAM had discretionary power to dispose of securities over accounts which held in the aggregate _________ shares of beneficial interest or ___% of the Acquired Fund's outstanding shares of beneficial interest. See "Voting Information."

         CSAM may also be deemed to have an interest in the Plan and the Acquisition because CSAMSI serves as the co-administrator and distributor for each Fund. As such, CSAMSI receives compensation for its services.

INFORMATION ON SHAREHOLDERS' RIGHTS

         GENERAL. The Acquiring Fund and the Trust are each an open-end management investment company registered under the 1940 Act. The Acquired Fund is a series of the Trust, a Massachusetts business trust, that was formed on November 26, 1985 and is governed by its Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust"), Bylaws and Board of Trustees. The Acquired Fund is a Maryland corporation that was incorporated on July 31, 1998 and is governed by its Articles of Incorporation, Bylaws and Board of Directors. Each Fund is governed by applicable state and federal law. The Acquiring Fund has an authorized capital of six billion shares of common stock with a par value of $.001 per share; one billion shares are designated Common Class, one billion shares are designated Advisor Class, one billion shares are designated Institutional Class, one billion shares are designated Class A shares, one billion shares are designated Class B shares and one billion shares are designated Class C shares. The Acquired Fund has an unlimited number of transferable shares of beneficial interest with par value of $.001 per share. In each Fund, shares represent interests in the assets of the relevant Fund and have identical voting, dividend, liquidation and other rights (other than as set forth below) on the same terms and conditions except that expenses related to the distribution of each class of shares of the relevant Fund are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of such Fund's Rule 12b-1 distribution plan, if any, pertaining to that particular class.

         MULTI-CLASS STRUCTURE. The Acquiring Fund and the Acquired Fund are authorized to offer multiple classes. Each of the Acquiring Fund and the Acquired Fund offers Common Class, Class A, Class B and Class C shares. The Acquiring Fund expects to continue to offer shares of its Class A, Class B and Class C shares following the Acquisition. The Acquiring Fund's Common Class shares are closed to new investors (with very limited exceptions).

         DIRECTORS/TRUSTEES. The Amended and Restated Declaration of Trust of the Trust and the By-Laws of the Acquiring Fund provide that the term of office of each Trustee or Director, respectively, shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified. In the case of the Acquired Fund, the Trustees have the power to set and alter their terms of office, and at any time to lengthen or shorten their own terms or make their terms of unlimited duration. Trustees of the Acquired Fund may be removed by at least two-thirds of the shares entitled to vote. Directors of the Acquiring Fund may be removed by a majority of the shares entitled to vote. Vacancies on the Boards of either Fund may be filled by the Trustees/Directors remaining in office, provided that no vacancy or vacancies may be filled by action of the remaining Trustees/Directors if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Trustees/Directors then holding office shall have been elected by the shareholders of the relevant Fund. A meeting of shareholders will be required for the purpose of electing Trustees/Directors whenever (a) fewer than a majority of the Trustees/Directors then in office were elected by shareholders of the relevant Fund or (b) a vacancy exists that may not be filled by the remaining Trustees/Directors and must be filled.

         VOTING RIGHTS. Neither Fund holds a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Trustees/Directors unless and until such time as less than a majority of the Trustees/Directors of the relevant Fund holding office have been elected by shareholders or a vacancy exists that may not be filled by the remaining Trustees/Directors. At such times, the Trustees or Directors then in office will call a shareholders' meeting for the election of Trustees/Directors.

         In addition, the Acquiring Fund's By-Laws provide that a special meeting of shareholders will be called at the written request of shareholders entitled to cast at least 10% percent of the votes entitled to be cast at the meeting, provided, however, if the matter to be considered at such special meeting is substantially the same as another voted on at any special meeting of stockholders held in the last twelve months, the Acquiring Fund does not have to hold the meeting unless requested to do so by a majority of the stockholders entitled to vote. Payment by such shareholders of the reasonably estimated cost of preparing and mailing a notice of the meeting is required in advance of the meeting. The Trust's Amended and Restated Declaration of Trust provides that a special meeting of shareholders will be called at the written request of shareholders holding at least 10% of the outstanding shares of the Acquired Fund. To the extent required by law, each Fund will assist in shareholder communications in such matters. The presence, in person or by proxy, of at least one-third of the outstanding shares of the Acquiring Fund entitled to vote at a shareholder meeting will constitute a quorum whereas the presence, in person or by proxy, of at least a majority of shares of beneficial interest of the Acquired Fund entitled to vote at a meeting will constitute a quorum.

         LIQUIDATION OR TERMINATION. In the event of the liquidation or termination of either Fund, the shareholders of the relevant Fund are entitled to receive, when and as declared by the Trustees or Directors, the excess of the assets over the liabilities belonging to such Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares held by them and recorded on the books of such Fund.

         INVOLUNTARY REDEMPTIONS. The Acquiring Fund is permitted to redeem shares held by a shareholder if the Board of Directors determines that doing so is in the best interest of the Fund. Redemption proceeds may be paid in cash or in kind. The Trust's Declaration of Trust permits the Trustees to involuntarily redeem shares, but in more limited circumstances. The exercise of the power granted to the Directors/Trustees under the Articles of Incorporation Amended and Restated Declaration of Trust to involuntarily redeem shares is subject to the Directors'/Trustees' fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules adopted thereunder.

         LIABILITY OF TRUSTEES OR DIRECTORS. The constituent documents of each Fund provide that its Trustees/Directors and officers shall not be liable in such capacity for monetary damages for breach of fiduciary duty as a Trustee/Director or officer, except for willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his office or the discharge of his functions on the part of such Trustee, Director or officer. The constituent instruments of each Fund provide that the relevant Fund shall indemnify each Trustee/Director and officer and permit advances for the payment of expenses relating to the matter for which indemnification is sought, in the case of the Acquiring Fund, to the fullest extent permitted by applicable law and, in the case of both Funds, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties in the conduct of his office or the discharge of his functions on the part of such Trustee/ Director or officer.

         RIGHTS OF INSPECTION. Maryland law permits any shareholder of the Acquiring Fund or any agent of such shareholder to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements of the Acquiring Fund on file at its principal offices. Massachusetts business trust law does not have such provisions. However, the Acquired Fund's Amended and Restated Declaration of Trust provides that the records of the Acquired Fund shall be open to inspection by shareholders to the same extent as is permitted to stockholders of a corporation under the Massachusetts business corporation statute.

         SHAREHOLDER LIABILITY. Under Maryland law, shareholders of the Acquiring Fund do not have personal liability for corporate acts and obligations. Massachusetts law provides that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for the obligation of the Acquired Fund. However, the Amended and Restated Declaration of Trust of the Acquired Fund disclaims shareholder liability for acts or obligations of the Acquired Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by such Fund or a Trustee. The Plan contains such a disclaimer. The Amended and Restated Declaration of Trust of the Acquired Fund provides for indemnification from the Acquired Fund's property for all losses and expenses arising from such liability. Thus, the risk of shareholder liability is limited to circumstances in which the Acquired Fund would be unable to meet its obligations. Upon payment of any liability incurred by the Acquired Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Acquired Fund.

         The foregoing is only a summary of certain characteristics of the operations of each of the Funds. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of the constituent documents and state laws governing each Fund for a more thorough description.

CONCLUSION

         The Plan was approved by the Board of Trustees of the Acquired Fund and the Board of Directors of the Acquiring Fund on August 12, 2003. The Board of each Fund has determined that the Acquisition is in the best interests of its shareholders and that the interests of existing shareholders of its Fund will not be diluted as a result of the Acquisition. If the shareholders of the Acquired Fund do not approve the Plan or if the Acquisition is not completed, the Acquired Fund will continue to engage in business as a registered investment company and its Board of Trustees will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

REQUIRED VOTE

         Approval of the Plan requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund, in the aggregate without regard to class, present in person or represented by proxy, if a quorum is present.

                      THE BOARD OF TRUSTEES OF THE ACQUIRED
                    FUND, INCLUDING THE TRUSTEES WHO ARE NOT
                      "INTERESTED PERSONS" (AS THAT TERM IS
                    DEFINED IN THE 1940 ACT) RECOMMENDS THAT
                           YOU VOTE FOR THE PROPOSAL.

                             ADDITIONAL INFORMATION

         The Acquiring Fund and the Acquired Fund are each subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith file reports and other information including proxy material, reports and charter documents, with the SEC. These materials can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W, Washington, D.C. 20549 and at the New York Regional Office of the SEC at 233 Broadway, New York, New York. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates. The Prospectuses and the Statement of Additional Information for the Acquiring Fund, along with related information, may be found on the SEC website as well (http://www.sec.gov).

                               VOTING INFORMATION

         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of the Acquired Fund to be used at the Special Meeting of Shareholders of the Acquired Fund to be held at 4:00 p.m. on November 21, 2003, at the offices of the Acquired Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017-3140 and at any adjournment(s) thereof. This Prospectus/Proxy Statement, along with a Notice of the Special Meeting and proxy card(s), is first being mailed to shareholders of the Acquired Fund on or about October 6, 2003. Only shareholders of record as of the close of business on September 12, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof. As of the September 12, 2003, the Acquired Fund had the following shares outstanding: _________ Common Class shares, __________ Class A shares, __________ Class B shares and __________ Class C shares. The holders of a majority of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Special Meeting. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Abstentions and broker non-votes will have the effect of a "no" vote for the Proposal which requires the approval of a majority of the shares of beneficial interest of the Acquired Fund entitled to vote at the Special Meeting.

         Executed, but unmarked proxies (i.e., executed proxies in which there is no indication of the shareholder's voting instructions) will be voted FOR approval of the Proposal and FOR approval of any other matters deemed appropriate. A proxy may be revoked at any time on or before the Special Meeting by the subsequent execution and submission of a revised proxy, by written notice to Hal Liebes, Secretary of the Acquired Fund, 466 Lexington Avenue, New York, New York 10017-3140 or by voting in person at the Special Meeting.

         CSAM has retained D.F. King & Co., Inc. to solicit proxies. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, facsimile or personal interviews conducted by officers and employees of CSAM and its affiliates. The expenses of the Acquisition, which are currently estimated to be $____, including the costs of the proxy solicitations and the preparation of enclosures to the Prospectus/Proxy Statement, reimbursement of expenses of forwarding solicitation material to beneficial owners of shares of beneficial interest of the Acquired Fund and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement, will be borne by CSAM or its affiliates (excluding extraordinary expenses not normally associated with transactions of this type). It is anticipated that banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. Upon request, banks, brokerage houses and other institutions, nominees and fiduciaries may be reimbursed for their expenses in forwarding proxy materials to beneficial owners.

         In the event that a quorum necessary to vote on the Proposal at the Special Meeting is not present or sufficient votes to approve the Proposal are not received prior to 4:00 p.m. on November 21, 2003, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies to receive the vote necessary for its passage or to obtain a quorum. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of beneficial interest of the Acquired Fund present in person or by proxy and entitled to vote at the Special Meeting. The persons named as proxies will vote upon a decision to adjourn the Special Meeting after consideration of the best interests of all shareholders of the Acquired Fund.

         As of ________, 2003, CSAM (or its affiliates) possessed or shared voting power or investment power as a fiduciary on behalf of its customers, with respect to the Acquired Fund as set forth above under "Proposal - Information About the Acquisition - Share Ownership of the Fund." CSAM and its affiliates have advised the Acquired Fund that they intend to vote the shares of beneficial interest over which they have voting power at the Special Meeting, including shares of beneficial interest that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares of beneficial interest are held.

                                 OTHER BUSINESS

         The Board of Trustees of the Acquired Fund knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed Proxy Card.

         The approval of shareholders of the Acquiring Fund is not required in order to affect the Acquisition and, accordingly, the votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement.

                        FINANCIAL STATEMENTS AND EXPERTS

         The audited statement of assets and liabilities of the Acquiring Fund as of August 31, 2002 and the Acquired Fund as of October 31, 2002, including their respective schedules of portfolio investments, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years (or such shorter period as the relevant Fund's share class has been in existence) in the period then ended, have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the reports of PricewaterhouseCoopers LLP, independent auditors to each of the Funds, given on the authority of such firms as experts in accounting and auditing.

                              ADDITIONAL MATERIALS

         The following additional materials, which have been incorporated by reference into the Statement of Additional Information, dated September __, 2003, relating to this Prospectus/Proxy Statement and the Acquisition, will be sent to all shareholders of the Acquired Fund requesting a copy of such Statement of Additional Information.

          1. The current Statement of Additional Information for the Acquiring Fund, dated January 1, 2003, as supplemented as of the date hereof.

          2. The current Statement of Additional Information for the Acquired Fund, dated February 28, 2003, as supplemented as of the date hereof.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, counsel to the Acquiring Fund. In rendering such opinion, Willkie Farr & Gallagher may rely on an opinion of Venable, Baetjer and Howard, LLP as to certain matters under Maryland law.

                 EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION

                  THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of October, 2003, between and among Credit Suisse Select Equity Fund, Inc., a Maryland corporation (the "Acquiring Fund"), and Credit Suisse Capital Funds, a Massachusetts business trust (the "Trust"), for and on behalf of its series, Credit Suisse Tax Efficient Fund (the "Acquired Fund"), and, solely for purposes of Sections 4.3, 5.9 and 9.2 hereof, Credit Suisse Asset Management, LLC, a limited liability company organized under the laws of the State of Delaware ("CSAM").

                  This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Acquired Fund (collectively, the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of the applicable class or classes (collectively, the "Shares") of the Acquiring Fund, and the assumption by the Acquiring Fund of liabilities of the Acquired Fund, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Fund ("Acquiring Fund Shares") to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

                  As the Acquired Fund is a series of the Trust, all parties to this Agreement acknowledge and accept that the Acquired Fund does not have a Board of Trustees or officers separate from the other series of the Trust. Accordingly, all representations, warranties, covenants and/or other obligations of any kind made by the Acquired Fund in this Agreement are expressly understood by all parties to this Agreement as being made by the Trustees or officers of the Trust, as applicable, in their respective capacities as Trustees or officers (and not in their individual capacities) for, and on behalf of, the Acquired Fund.

                  WHEREAS, the Board of Trustees of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

                  WHEREAS, the Board of Directors of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

                  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                  1. Transfer of assets of the Acquired Fund in exchange for Acquiring Fund Shares and assumption of the Acquired Fund's liabilities and liquidation of the Acquired Fund.

                  1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of each class of the Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class of the Acquired Fund determined by dividing the value of the Acquired Fund's net assets attributable to each such class of shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the applicable class; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

                  1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing date provided in paragraph 3.1 (the "Closing Date").

                  (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquired Fund will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objective, policies and restrictions. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

                  1.3. The Acquired Fund will endeavor to discharge all of the known liabilities and obligations of the Acquired Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on unaudited statements of assets and liabilities of the Acquired Fund and the Acquiring Fund prepared by State Street Bank and Trust Company ("State Street"), the accounting agent of each Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.7 hereof.

                  1.4. As soon on or after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the

"Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph
1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund's shareholders representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with Section 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

                  1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectuses and statement of additional information.

                  1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

                  1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

                  2.       Valuation

                  2.1. The value of the Acquired Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's then current prospectuses or statement of additional information.

                  2.2. The number of Class A, Class B, Class C and load-waived Class A Shares of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for Class A, Class B, Class C and Common Class shares of beneficial interest, respectively, of the Acquired Fund shall be determined by dividing the value of the net assets of the Acquired Fund attributable to its respective Class A, Class B, Class C and Common Class shares of beneficial interest determined using the same valuation procedures referred to in paragraph
2.1 by the net asset value per Share of the Class A, Class B, Class C and load-waived Class A shares, respectively, of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectuses or statement of additional information.

                  2.3. All computations of value with respect to the Acquiring Fund and the Acquired Fund shall be made by State Street in accordance with its regular practice as pricing agent for the Acquiring Fund.

                  3.       Closing and Closing Date

                  3.1. The Closing Date for the Reorganization shall be December 5, 2003, or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date unless otherwise provided. The Closing shall be held as of 10:00 a.m., at the offices of Willkie Farr & Gallagher or at such other time and/or place as the parties may agree.

                  3.2. State Street Bank and Trust Company, the custodian for the Acquiring Fund (the "Custodian"), shall deliver as soon as practicable after the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

                  3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the applicable Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                  3.4. The Acquired Fund shall deliver at the Closing a list of the names and addresses of the Acquired Fund's shareholders and the number and class of outstanding Shares owned by each such shareholder immediately prior to the Closing or provide evidence that such information has been provided to the Acquiring Fund's transfer agent. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the relevant other parties such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

                  4. Representations and Warranties

                  4.1. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Acquired Fund is a duly established series of the Trust; the Trust is a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts;

                  (b) The Trust is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission

(the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

                  (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Trust will not result, in a violation of its Amended and Restated Agreement and Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its property is bound;

                  (d) There are no contracts or other commitments (other than this Agreement) of the Acquired Fund which will be terminated with liability to the Acquired Fund prior to the Closing Date;

                  (e) Except as previously disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as previously disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or the business of the Acquired Fund or its ability to consummate the transactions herein contemplated;

                  (f) The Statements of Assets and Liabilities of the Acquired Fund as of October 31, 2002, including the Schedule of Investments and the related Statement of Operations for the year then ended, the Statement of Changes in Net Assets for each of the two years in the period then ended and the Financial Highlights for each of the two years in the period then ended, have been audited by PricewaterhouseCoopers LLP (or one of its legacy firms), independent auditors and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of October 31, 2002 not disclosed therein. The financial highlights of the Acquired Fund for each of the periods presented in the period ended October 31, 2000 were audited by other independent auditors, whose report dated December 20, 2000 expressed an unqualified opinion on those statements.

                  (g) Since October 31, 2002 there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection
(g), a decline in net asset value per share of beneficial interest of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Fund liabilities, or the redemption of the Acquired Fund shares by Fund shareholders shall not constitute a material adverse change;

                  (h) At the date hereof and the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. All of the Acquired Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

                  (j) All issued and outstanding shares of beneficial interest of each class of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Trust's Amended and Restated Declaration of Trust, non-assessable. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund's shares, nor is there outstanding any security convertible into any of the Acquired Fund's shares;

                  (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

                  (l) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquired Fund's Board of Trustees, and subject to the approval of the Acquired Fund's shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

                  (n) The current prospectuses and statements of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

                  (o) Insofar as the following relate to the Acquired Fund, the registration statement filed by the Acquiring Fund on Form N-14 relating to Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Acquired Fund (the "Proxy Statement") and the prospectuses of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

                  4.2. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

                  (a) The Acquiring Fund is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland;

                  (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act, is in full force and effect;

                  (c) The current prospectuses and statements of additional information filed as part of the Acquiring Fund registration statement on Form N-1A (the "Acquiring Fund Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission under those Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

                  (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in a violation of its Articles of

Incorporation or ByLaws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its property is bound or affected;

                  (f) Except as previously disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

                  (g) Since August 31, 2003 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Acquiring Fund Shareholders shall not constitute a material adverse change;

                  (h) At the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

                  (i) For each taxable year of its operation (including the taxable year which includes the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code;

                  (j) At the date hereof, all issued and outstanding Acquiring Fund Shares of each class are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Articles of Incorporation, non-assessable, by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

                  (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquiring Fund's Board of Directors, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund's shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and, non-assessable, by the Acquiring Fund;

                  (m) Insofar as the following relate to the Acquiring Fund, the N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

                  (n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                  4.3. CSAM represents and warrants to the Acquiring Fund as follows: To the knowledge of CSAM (i) there are no claims, actions, suits or proceedings pending against the Acquired Fund, and (ii) there are no claims, actions, suits or proceedings threatened, or circumstances that have been identified by the Management Committee of CSAM and the Secretary thereof as reasonably likely to give rise to any claims, actions, suits or proceedings, against the Acquired Fund that would materially adversely affect the Acquired Fund or its assets or business other than those disclosed in writing to and accepted by the Acquiring Fund.

                  5.       Covenants of the Acquired Fund and the Acquiring Fund

                  5.1. The Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

                  5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

                  5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

                  5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's Shares.

                  5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                  5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(o), all to be included in the N-14 Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

                  5.7. The Acquiring Fund agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a Trustee or Officer ("Indemnified Person") of the Acquired Fund, against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a Trustee or officer of the Acquired Fund with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.7 shall not protect any such Indemnified Person against any liability to the Acquired Fund, the Acquiring Fund or their shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his office. An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Fund for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under applicable law. Such Indemnified Person shall provide to the Acquiring Fund a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Acquiring Fund under this paragraph has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Acquiring Fund for its undertaking; (b) the Acquiring Fund is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party directors of the Acquiring Fund (collectively, the "Disinterested Directors"), or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Acquiring Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

                  5.8. The Acquiring Fund agrees to take no action that would adversely affect the qualification of the Reorganization as a reorganization under Section 368(a) of the Code. In this regard, the Acquiring Fund covenants that, following the Reorganization, it will (i) continue the historic business of the Acquired Fund or (ii) use a significant portion of the Acquired Fund's historic business assets.

                  5.9. CSAM agrees that the Acquiring Fund will succeed to all rights that the Acquired Fund has, or would have but for the Reorganization, against CSAM or its affiliates by reason of any act or failure to act by CSAM or any of its affiliates prior to the Closing Date.

                  6. Conditions Precedent to Obligations of the Acquired Fund

                  The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

                  6.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the actions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

                  6.2. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its Chairman, Vice President, Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request; and

                  6.3. The Acquired Fund shall have received on the Closing Date a favorable opinion from Willkie Farr & Gallagher, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

                  That (a) the Acquiring Fund is a validly existing corporation and in good standing under the laws of the State of Maryland and has the statutory power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund, assuming due authorization, execution and delivery of the Agreement by the other parties hereto, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the Acquiring Fund Shares to be issued to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and non-assessable and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquiring Fund's Articles of Incorporation or By-Laws, or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquiring Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment or decree to which the Acquiring Fund is a party or by which it or its property is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquiring Fund of the actions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (f) only insofar as they relate to the Acquiring Fund, the descriptions in the Proxy Statement of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States and contracts and other documents, if any, are accurate and fairly present the information required to be shown; (g) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which are required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described and filed as required or which materially and adversely affect the Acquiring Fund's business; (h) the Acquiring Fund is registered as an investment company under the 1940 Act and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (i) the Proxy Statement, as of its date, appeared on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement.

                  With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon the opinion of Venable, Baetjer and Howard, LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable, Baetjer and Howard, LLP. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquired Fund may reasonably request.

                  In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                  6.4 The Board of Directors of the Acquiring Fund, including a majority of the directors who are not "interested persons" of the Acquiring Fund (as defined in the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquiring Fund and that the interests of the shareholders in the Acquiring Fund would not be diluted as a result of such transactions, and the Acquiring Fund shall have delivered to the Acquired Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

                  7.Conditions Precedent to Obligations of the Acquiring Fund

                  The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                  7.1. All representations and warranties by or on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

                  7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

                  7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its Chairman, Vice President, Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

                  7.4. The Acquiring Fund shall have received on the Closing Date a favorable opinion of Willkie Farr & Gallagher, counsel to the Acquired Fund, in a form satisfactory to the Secretary of the Acquiring Fund, covering the following points:

                  That (a) the Trust is a validly existing business trust under the laws of The Commonwealth of Massachusetts, and has the trust power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Trust and the Acquired Fund is a duly established series of the Trust and, assuming due authorization, execution and delivery of the Agreement by the other parties hereto, is a valid and binding obligation of the Trust in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Trust's Amended and Restated Declaration of Trust or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquired Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquired Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affect the Acquired Fund's business; and (g) the Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  With respect to all matters of Massachusetts law, such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon the opinion of Sullivan & Worcester LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Sullivan & Worcester LLP. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquiring Fund may reasonably request.

                  In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                  7.5. The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent public accountants with respect to the Acquired Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

                  (b) in their opinion, the financial statements and financial highlights of the Acquired Fund included or incorporated by reference in the N-14 Registration Statement (except for the financial highlights for each of the periods presented in the period ended October 31, 2000 that were audited by other independent auditors, whose report dated December 20, 2000 expressed an unqualified opinion on those statements) and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

                  7.6. The Acquired Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquired Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquired Fund, to the effect that:

                  (a) they are independent public auditors with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

                  (b) in their opinion, the financial statements and financial highlights of the Acquiring Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

                  7.7. The Acquiring Fund and the Acquired Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to both Funds and dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to each Fund, to the effect that: on the basis of limited procedures agreed upon by the Acquiring Fund and the Acquired Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to each Fund appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting records of each Fund or from schedules prepared by officers of each Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

                  7.8. The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.6.

                  7.9. The Board of Trustees of the Trust, including a majority of the trustees who are not "interested persons" of the Acquired Fund (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquired Fund and that the interests of the shareholders in the Acquired Fund would not be diluted as a result of such transactions, and the Trust shall have delivered to the Acquiring Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

                  8. Further Conditions Precedent to Obligations of the A cquiring Fund and the Acquired Fund

                  If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquiring Fund, the Acquired Fund shall, and if any of such conditions do not exist on or before the Closing Date with respect to the Acquired Fund, the Acquiring Fund shall, at their respective option, not be required to consummate the transactions contemplated by this Agreement.

                  8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Trust's Amended and Restated Declaration of Trust and applicable law and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund.

                  8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                  8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

                  8.4. The N-14 Registration Statement and the Acquiring Fund Registration Statement shall each have become or be effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                  8.5. The parties shall have received a favorable opinion of Willkie Farr & Gallagher, addressed to, and in form and substance satisfactory to, the Acquired Fund and the Acquiring Fund, substantially to the effect that for U.S. federal income tax purposes:

                  (a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution of such Acquiring Fund Shares to shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (c) except for gain or loss regularly attributable to the termination of the Acquired Fund's taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund; (d) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares of beneficial interest for the Acquiring Fund Shares or upon the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (e) the aggregate tax basis of the Acquiring Fund Shares received by each of the Acquired Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares of beneficial interest held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Fund shareholder will include the period during which the Acquired Fund shares of beneficial interest exchanged therefor were held by such shareholder (provided that such

Acquired Fund shares of beneficial interest were held as capital assets on the date of the Reorganization); and (f) except for assets which may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

                  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

                  9. Brokerage Fees and Expenses; Other Agreements

                  9.1. The Acquiring Fund represents and warrants to the Acquired Fund, and the Acquired Fund represents and warrants to the Acquiring Fund, that there are no brokers or finders or other entities to receive any payments in connection with the transactions provided for herein.

                  9.2. CSAM or its affiliates agrees to bear the reasonable expenses incurred in connection with the transactions contemplated by this Agreement, whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses associated with preparing this Agreement, the N-14 Registration Statement and expenses of the shareholder meetings insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (ii) expenses associated with preparing and filing the N-14 Registration Statement covering the Acquiring Fund Shares to be issued in the Reorganization insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) postage; printing; accounting fees; and legal fees incurred by the Acquiring Fund and by the Acquired Fund in connection with the transactions contemplated by this Agreement; (v) solicitation costs incurred in connection with the shareholders meeting referred to in clause (i) above and paragraph 5.2 hereof insofar as they relate to approval of this Agreement and the transactions contemplated thereby and (vi) any other reasonable Reorganization expenses.

                  9.3. Any other provision of this Agreement to the contrary notwithstanding, any liability of either Fund under this Agreement, or in connection with the transactions contemplated herein with respect to such Fund, shall be discharged only out of the assets of such Fund.

                  10. Entire Agreement; Survival of Warranties

                  10.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

                  10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

                  11. Termination

                  11.1. This Agreement may be terminated at any time at or prior to the Closing Date by: (1) mutual agreement of the Acquired Fund and the Acquiring Fund; (2) the Acquired Fund in the event the Acquiring Fund shall, or the Acquiring Fund, in the event the Acquired Fund shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (3) the Acquired Fund or the Acquiring Fund in the event a condition herein expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

                  11.2. In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Trust or the Acquired Fund, or their respective Trustees, Directors or officers, to the other party or parties.

                  12. Amendments

                  This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund's Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                  13. Notices

                  13.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund at:

                                    466 Lexington Avenue
                                    New York, NY 10017
                                    Attention:  Hal Liebes, Esq.

                  or to the Acquired Fund at:

                                    466 Lexington Avenue
                                    New York, NY 10017
                                    Attention:  Hal Liebes, Esq.

                  14. Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

                  14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

                  14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Except as provided in Section 5.7, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                  14.5. Notice is hereby given that this Agreement is entered into on behalf of the Acquiring Fund by an officer of the Acquiring Fund, and on behalf of the Acquired Fund by an officer of the Trust, in each case in such officer's capacity as an officer and not individually. It is understood and expressly stipulated that none of the Directors, Trustees, officers or shareholders of the Acquiring Fund or the Trust are personally liable hereunder. All persons dealing with the Acquired Fund should look solely to the property of the Acquired Fund for the enforcement of any claims against the Acquired Fund.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman, President, Vice President or Managing Director and attested to by its Vice President, Secretary or Assistant Secretary.

CREDIT SUISSE Select Equity, INC.


By:
   -----------------------------------------------------------------------------

Name:
Title:

Attestation By:
               -----------------------------------------------------------------

Name:
Title:


CREDIT SUISSE CAPITAL FUNDS
For and on Behalf of CREDIT SUISSE Tax Efficient FUND

By:
   -----------------------------------------------------------------------------

Name:
Title:

Attestation By:
               -----------------------------------------------------------------

Name:
Title:

Solely with respect to paragraphs 4.3, 5.9 and 9.2 hereof:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:
   -----------------------------------------------------------------------------

Name:    Hal Liebes
Title:   Managing Director

Attestation By:
               -----------------------------------------------------------------

Name:    Gregory Bressler
Title:   Vice President

                                     PART B
                           INFORMATION REQUIRED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                              466 Lexington Avenue
                          New York, New York 10017-3140
                                 1-800-927-2874

      RELATING TO THE ACQUISITION BY CREDIT SUISSE SELECT EQUITY FUND, INC.
                             (THE "ACQUIRING FUND")

        OF THE ASSETS OF CREDIT SUISSE CAPITAL FUNDS - TAX EFFICIENT FUND
                             (THE "ACQUIRED FUND").

                            Dated: September __, 2003

         This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

          1. Statement of Additional Information for the Acquiring Fund, dated January 1, 2003.

          2. Statement of Additional Information for the Acquired Fund, dated February 28, 2003.

          3. Annual Report of the Acquiring Fund for the year ended August 31, 2002.

          4. Semi-Annual Report of the Acquiring Fund for the semi-annual period ended February 28, 2003.

          5. Annual Report of the Acquired Fund for the year ended October 31, 2002.

          6. Semi-Annual Report of the Acquired Fund for the semi-annual period ended April 30, 2003.

         This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated September __, 2003, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

         The Annual Report of each of the Acquired Fund and the Acquiring Fund for the years ended October 31, 2002 and August 31, 2002, respectively, including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. The Semi-Annual Report of each of the Acquired Fund and the Acquiring Fund for the semi-annual periods ended February 28, 2003 and April 30, 2003, respectively, including unaudited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Annual and Semi-Annual Reports without charge, please call 1-800-927-2874.

                         PRO FORMA FINANCIAL STATEMENTS

         The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities and Schedule of Investments as of June 30, 2003 and the unaudited pro forma condensed Statement of Operations for the 12 months ended June 30, 2003 for each of the Acquiring Fund and the Acquired Fund, as adjusted, giving effect to the Acquisition.

CREDIT SUISSE TAX EFFICIENT FUND INTO CREDIT SUISSE SELECT EQUITY FUND PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2003 (UNAUDITED)


                                           ACQUIRED FUND               ACQUIRING FUND
                                    ---------------------------   ------------------------
                                          CS TAX EFFICIENT           CS SELECT EQUITY        ADJUSTMENTS          PRO FORMA
                                    ---------------------------   ------------------------  -------------  -------------------------
                                        COST           VALUE        COST           VALUE                      COST           VALUE
                                    -------------  ------------   ---------  -------------                 -----------  ------------
ASSETS

Investments at value................ $73,309,187   $ 85,888,528    $7,952,552  $ 8,791,070                $81,261,739   $94,679,598
Cash................................                        713                        825                                    1,538
Receivable for investment sold
  unsettled.........................                    267,292                    195,592                                  462,884
Receivable for Fund shares sold.....                     88,152                     64,674                                  152,826
Dividends and interest receivable...                     51,029                      4,699                                   55,728
Receivable from advisor.............                         --                     12,661      7,275 (a)                    19,936
Prepaid expenses....................                      7,275                     32,744     (7,275) (a)                   32,744
                                                   ------------                -----------                               ---------
Total Assets....................                     86,302,989                  9,102,265                               95,405,254
                                                   ------------                -----------                               ----------

LIABILITIES

Payable for investments purchased
  unsettled.........................                         --                    289,031                                  289,031
Payable for fund shares repurchased.                     61,532                      5,066                                   66,598
Advisory fee payable................                     42,334                         --                                   42,334
Loan payable........................                    144,000                         --                                  144,000
Administration fee payable..........                     16,048                      1,254                                   17,302
Distribution fee payable............                     32,448                      2,691                                   35,139
Directors'/Trustees fee payable.....                         --                        761                                      761
Accrued expenses payable............                    111,047                     56,084                                  167,131
                                                   ------------                -----------                               ----------
Total Liabilities...............                        407,409                    354,887                                  762,296
                                                   ------------                -----------                               ----------

NET ASSETS...........................               $85,895,580                $ 8,747,378          --                   94,642,958
                                                   ============                ===========    ========                   ==========

COMMON CLASS

Net Assets..........................               $    778,000                $ 5,695,545     (778,000) (b)            $ 5,695,545
Shares outstanding..................                     57,907                    515,525      (57,907) (b)                515,525
Net asset value, offering price
  and redemption price per share....               $      13.44                $     11.05                              $     11.05

CLASS A SHARES

Net Assets..........................               $ 62,052,336                $ 1,591,262      778,000 (b)             $64,421,598
Shares outstanding..................                  4,612,848                    143,714    1,062,914 (b)               5,819,476
Net asset value and redemption
  price
     per share.........................            $      13.45                $     11.07                              $     11.07
   Maximum offering price per share
     (net asset value plus maximum
     sales
     charge)...........................            $      14.27                $     11.75                              $     11.75

CLASS B SHARES

   Net Assets..........................            $ 20,067,688                $ 1,051,706          --                  $21,119,394
   Shares outstanding..................               1,573,564                     96,269      264,177 (c)               1,934,010
   Net asset value and offering
     price
     per share.........................            $      12.75                $     10.92         --                   $     10.92

CLASS C SHARES

   Net Assets..........................            $  2,997,556                $   408,865          --                  $ 3,406,421
   Shares outstanding..................                 235,096                     37,532       40,175 (d)                 312,803
   Net asset value and offering
     price
     per share.........................            $      12.75                $     10.89         --                   $     10.89


                  See notes to pro forma financial statements.

CREDIT SUISSE TAX EFFICIENT FUND INTO CREDIT SUISSE SELECT EQUITY FUND PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2003 (UNAUDITED)


                                                                           ACQUIRING
                                                          ACQUIRED FUND      FUND
                                                          -------------    ---------
                                                             CS TAX        CS SELECT
                                                            EFFICIENT       EQUITY      ADJUSTMENTS     PRO-FORMA
                                                          -------------    ----------   -----------     ---------
INVESTMENT INCOME

   Dividends...........................................     $1,472,212     $  118,872            --     1,591,084
   Interest............................................          (695)          3,911            --         3,216
   Securities Lending..................................            --              69            --            69
                                                            ---------      ----------     ---------     ---------
   Total Investment Income                                  1,471,517         122,852            --     1,594,369
                                                            ---------      ----------     ---------     ---------

EXPENSES

   Investment advisory services........................       675,683          71,028          80  (e)    746,791
   Distribution fees - Class A.........................       162,660           2,346       2,192  (f)    167,198
   Distribution fees - Class B ........................       211,100           7,484          --         218,584
   Distribution fees - Class C.........................        30,488           3,189          --          33,677
   Distribution fees - Common Class....................         2,192          14,056      (2,192) (f)     14,056
   Transfer agent......................................       213,797          47,287     (25,514) (g)    235,570
   Custodian...........................................        10,217          31,950      29,404  (h)     71,571
   Administrative and accounting fees..................       145,646          13,827     (48,948) (i)    110,525
   Registration fees...................................        66,653          78,525     (78,525) (j)     66,653
   Interest............................................         6,649           1,341      (1,341) (j)      6,649
   Legal...............................................        60,340          30,201     (30,201) (j)     60,340
   Directors'/Trustees' fees...........................         5,397          17,422      (5,397) (j)     17,422
   Audit...............................................        23,901          20,135     (14,036) (j)     30,000
   Printing............................................        62,357          70,509     (62,357) (j)     70,509
   Insurance expense...................................        12,540           6,577      (6,577) (j)     12,540
   Miscellaneous.......................................         3,010           4,535      (3,010) (j)      4,535
                                                            ---------      ----------    --------       ---------
                                                            1,692,630         420,412    (246,422)      1,866,620

   Less: Expenses waived and reimbursed by CSAM........      (456,267)       (315,812)    384,482 (k)    (387,597)
   Less: Expenses offset  by Transfer Agent............            --             (64)         --             (64)
                                                            ---------      ----------    --------       ---------
   Net Expenses........................................     1,236,363         104,536     138,060       1,478,959
                                                            ---------      ----------    --------       ---------
Net Investment Income..................................       235,154          18,316    (138,060)        115,410
                                                            ---------      ----------    --------       ---------

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM
INVESTMENTS:

   Net realized gain (loss) from investments...........     (4,946,175)    (2,694,000)         --       (7,640,175)
   Net change in unrealized appreciation/(depreciation)
     from investments..................................      (355,601)      1,526,210          --       1,170,609
                                                            ---------      ----------    --------       ---------
       Net realized and unrealized loss from investments    (5,301,776)    (1,167,790)         --       (6,469,566)
                                                            ----------     ----------    --------       ----------
       Net decrease in net assets resulting from
         operations....................................     $(5,066,622)   $(1,149,474)  $(138,060)     (6,354,156)
                                                            ===========    ===========   =========      ==========


                  See notes to pro forma financial statements.

CREDIT SUISSE TAX EFFICIENT FUND (ACQUIRED FUND)
PRO FORMA SCHEDULE OF INVESTMENTS (UNAUDITED)
AS OF JUNE 30, 2003 (UNAUDITED)
------------------------------------------------------------
                                                     MARKET
SECURITY NAME                            SHARES       VALUE
-------------------------------------- ---------- ----------

Abbott Laboratories                       40,500   $1,772,28



Amgen, Inc.*                              46,300   3,076,172

Avery Dennison Corp.                      25,000   1,255,000
Avon Products, Inc.                       12,500     777,500
Bank of America Corp.                     24,000   1,896,720
BellSouth Corp.                           56,000   1,491,280



Charter One Financial, Inc.               61,000   1,901,980
Cisco Systems, Inc.*                     101,500   1,694,035
Citigroup, Inc.                           72,600   3,107,280
Clear Channel Communications, Inc.*       22,000     932,580


Colgate-Palmolive Co.                     24,500   1,419,775

Conoco Phillips                           40,704   2,230,579

Costco Wholesale Corp.*                   42,500   1,555,500
CVS Corp.                                 41,000   1,149,230
Dell Computer Corp.*                      41,000   1,310,360



E.W. Scripps Co. Class A                  21,800   1,934,096


Estee Lauder Companies, Inc. Class A      33,700   1,129,961

Exxon Mobil Corp.                         81,000   2,908,710
FedEx Corp.                               16,600   1,029,698
Freddie Mac                               20,500   1,040,785
Gannett Company, Inc.                      6,000     460,860
General Electric Co.                      57,900   1,660,572
General Mills, Inc.                        25,00   1,185,250


Hartford Financial Services Group,        36,700   1,848,212
Inc.


Intel Corp.                              107,000   2,223,888

CREDIT SUISSE TAX EFFICIENT FUND (ACQUIRED FUND)
PRO FORMA SCHEDULE OF INVESTMENTS (UNAUDITED)
AS OF JUNE 30, 2003 (UNAUDITED)
------------------------------------------------------------
                                                     MARKET
SECURITY NAME                            SHARES       VALUE
-------------------------------------- ---------- ----------

International Business Machines Corp.     25,000   2,062,500


J.P. Morgan Chase &Co.                    40,000   1,367,200
Johnson & Johnson                         48,000   2,481,600

Marsh & McLennan Companies, Inc.          42,200   2,155,154
Maxim Integrated Products, Inc.           15,500     529,945
Medtronic, Inc.                           27,000   1,295,190
Mercury Interactive Corp.*                16,000     617,760
Merrill Lynch & Company, Inc.             29,500   1,377,060
Microsoft Corp.                          120,000   3,073,200


Omnicom Group, Inc.                       24,200   1,735,140
PepsiCo, Inc.                             25,500   1,134,750
Pfizer, Inc.                             108,000   3,688,200
PPG Industries, Inc.                      24,000   1,217,760
Procter & Gamble Co.                      14,750   1,315,405


St. Paul Companies, Inc.                  42,200   1,540,722
Symantec Corp.*                           11,000     482,460
Target Corp.                              50,000   1,892,000
Texas Instruments, Inc.                   73,300   1,290,080




Travelers Property Casualty Corp.         23,000     362,710
Class B
Tyco International, Ltd.                  67,300   1,277,354
United Technologies Corp.                 38,500   2,726,955

VERITAS Software Corp. *                  22,000     630,740
Verizon Communications, Inc.              44,000   1,735,800
Viacom, Inc. Class B                      43,000   1,877,380
Wal-Mart Stores, Inc.                     59,000   3,166,530
Wells Fargo & Co.                         43,200   2,177,280
Wyeth                                     37,000   1,685,350



                                                 -----------

                                                           -
                                                 $85,888,528
                                                  ===========

CREDIT SUISSE SELECT EQUITY FUND (ACQUIRING FUND)
PRO FORMA SCHEDULE OF INVESTMENTS (UNAUDITED)
AS OF JUNE 30 2003 (UNAUDITED)
-------------------------------------------------------------
                                                     MARKET
  SECURITY NAME                         SHARES       VALUE
-------------------------------------- ----------- ----------
  Abbott Laboratories                     5,000     $218,800
  AFLAC, Inc.                             6,900      212,175
  Altria Group, Inc.                      2,100       95,424
  American International Group, Inc.      4,814      265,637
  Amgen, Inc.*                            1,400       93,016
  Anheuser-Busch Companies, Inc.          3,400      173,570


  Bank of America Corp.                   1,700      134,351

  Biomet, Inc.                            8,100      232,146
  Burlington Resources, Inc.              1,700       91,919
  Cendant Corp.*                         13,900      254,648

  Cisco Systems, Inc.*                    3,800       63,422
  Citigroup, Inc.                         5,171      221,319
  Clear Channel Communications,           2,500      105,975
  Inc.*
  Clorox Co.                              2,600      110,890

  Coca-Cola Co.                           4,448      206,432
  Conoco Phillips                         2,962      162,316
  Consolidated Edison, Inc.                 400       17,312


  Dell Computer Corp.*                    2,800       89,488
  Devon Energy Corp.                      1,600       85,440
  Dominion Resources, Inc.                  500       32,135
  Du Pont (E.I.) de Nemours & Co.         5,500      229,020

  Eli Lilly & Co.                         2,600      179,322
  Emerson Electric Co.                    4,032      206,035
  Estee Lauder Companies, Inc.            3,600      120,708
  Class A
  Exxon Mobil Corp.                       7,800      280,098





  Gillette Co.                            7,740      246,596
  Harley-Davidson, Inc.                   2,900      115,594
  Hartford Financial Services             3,100      156,116
  Group, Inc.
  Hewlett-Packard Co.                     5,200      110,760
  Illinois Tool Works, Inc.               4,000      263,400
  Intel Corp.                             7,900      164,194

CREDIT SUISSE SELECT EQUITY FUND (ACQUIRING FUND)
PRO FORMA SCHEDULE OF INVESTMENTS (UNAUDITED)
AS OF JUNE 30 2003 (UNAUDITED)
-------------------------------------------------------------
                                                     MARKET
  SECURITY NAME                         SHARES       VALUE
-------------------------------------- ----------- ----------

  International Paper Co.                 2,900      103,617


  Lockheed Martin Corp.                   5,500      261,635


  Medtronic, Inc.                         7,000      335,790


  Microsoft Corp.                        16,300      417,443
  Monster Worldwide, Inc.*                1,000       19,730
  Newell Rubbermaid, Inc.                 5,700      159,600

  PepsiCo, Inc.                           4,506      200,517
  Pfizer, Inc.                           11,200      382,480
  PPG Industries, Inc.                    1,800       91,332

  SPDR Trust Series 1                     1,400      136,682
  Staples, Inc.*                          3,400       62,390




  The Chubb Corp.                         1,500       90,000
  The Goldman Sachs Group, Inc.             790       66,162
  The Southern Co.                        1,700       52,972
  Transocean, Inc.                        4,800      105,456



  United Technologies Corp.               2,000      141,660
  UnitedHealth Group, Inc.                2,400      120,600
  VERITAS Software Corp. *                3,100       88,877

  Viacom, Inc. Class B                    3,500      152,810
  Wal-Mart Stores, Inc.                   3,141      168,577
  Wells Fargo & Co.                       6,200      312,480

                                          PAR

  State Street Bank and Trust Co.
--     -                                           ----
  Euro Time Deposit, 1.063%, 7/01/03        382      382,000
                                                     -------
                                                   $8,791,070
                                                   ==========

CREDIT SUISSE TAX EFFICIENT FUND INTO CREDIT SUISSE SELECT EQUITY FUND PRO FORMA COMBINED SCHEDULE OF INVESTMENTS (UNAUDITED)
AS OF JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------
                                                     MARKET
  SECURITY NAME                          SHARES       VALUE
------------------------------------- ----------- ------------

  Abbott Laboratories                     45,500   $1,991,080
  AFLAC, Inc.                              6,900     212,175
  Altria Group, Inc.                       2,100      95,424
  American International Group, Inc.       4,814     265,637
  Amgen, Inc.*                            47,700   3,169,188
  Anheuser-Busch Companies, Inc.           3,400     173,570
  Avery Dennison Corp.                    25,000   1,255,000
  Avon Products, Inc.                     12,500     777,500
  Bank of America Corp.                   25,700   2,031,071
  BellSouth Corp.                         56,000   1,491,280
  Biomet, Inc.                             8,100     232,146
  Burlington Resources, Inc.               1,700      91,919
  Cendant Corp.*                          13,900     254,648
  Charter One Financial, Inc.             61,000   1,901,980
  Cisco Systems, Inc.*                   105,300   1,757,457
  Citigroup, Inc.                         77,771   3,328,599
  Clear Channel Communications, Inc.*     24,500   1,038,555

  Clorox Co.                               2,600     110,890
  Colgate-Palmolive Co.                   24,500   1,419,775
  Coca-Cola Co.                            4,448     206,432
  Conoco Phillips                         43,666   2,392,897
  Consolidated Edison, Inc.                  400      17,312
  Costco Wholesale Corp.*                 42,500   1,555,500
  CVS Corp.                               41,000   1,149,230
  Dell Computer Corp.*                    43,800   1,399,848
  Devon Energy Corp.                       1,600      85,440
  Dominion Resources, Inc.                   500      32,135
  Du Pont (E.I.) de Nemours & Co.          5,500     229,020
  E.W. Scripps Co. Class A                21,800   1,934,096
  Eli Lilly & Co.                          2,600     179,322
  Emerson Electric Co.                     4,032     206,035
  Estee Lauder Companies, Inc. Class      37,300   1,250,669
  A
  Exxon Mobil Corp.                       88,800   3,188,808
  FedEx Corp.                             16,600   1,029,698
  Freddie Mac                             20,500   1,040,785
  Gannett Company, Inc.                    6,000     460,860
  General Electric Co.                    57,900   1,660,572
  General Mills, Inc.                     25,000   1,185,250
  Gillette Co.                             7,740     246,596
  Harley-Davidson, Inc.                    2,900     115,594
  Hartford Financial Services Group,      39,800   2,004,328
  Inc.
  Hewlett-Packard Co.                      5,200     110,760
  Illinois Tool Works, Inc.                4,000     263,400
  Intel Corp.                            114,900   2,388,082

CREDIT SUISSE TAX EFFICIENT FUND INTO CREDIT SUISSE SELECT EQUITY FUND PRO FORMA COMBINED SCHEDULE OF INVESTMENTS (UNAUDITED)
AS OF JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------
                                                     MARKET
  SECURITY NAME                          SHARES       VALUE
------------------------------------- ----------- ------------
  International Business Machines         25,000   2,062,500
  Corp.
  International Paper Co.                  2,900     103,617
  J.P. Morgan Chase &Co.                  40,000   1,367,200
  Johnson & Johnson                       48,000   2,481,600
  Lockheed Martin Corp.                    5,500     261,635
  Marsh & McLennan Companies, Inc.        42,200   2,155,154
  Maxim Integrated Products, Inc.         15,500     529,945
  Medtronic, Inc.                         34,000   1,630,980
  Mercury Interactive Corp.*              16,000     617,760
  Merrill Lynch & Company, Inc.           29,500   1,377,060
  Microsoft Corp.                        136,300   3,490,643
  Monster Worldwide, Inc.*                 1,000      19,730
  Newell Rubbermaid, Inc.                  5,700     159,600
  Omnicom Group, Inc.                     24,200   1,735,140
  PepsiCo, Inc.                           30,006   1,335,,267
  Pfizer, Inc.                           119,200   4,070,680
  PPG Industries, Inc.                    25,800   1,309,092
  Procter & Gamble Co.                    14,750   1,315,405
  SPDR Trust Series 1                      1,400     136,682
  Staples, Inc.*                           3,400      62,390
  St. Paul Companies, Inc.                42,200   1,540,722
  Symantec Corp.*                         11,000     482,460
  Target Corp.                            50,000   1,892,000
  Texas Instruments, Inc.                 73,300   1,290,080
  The Chubb Corp.                          1,500      90,000
  The Goldman Sachs Group, Inc.              790      66,162
  The Southern Co.                         1,700      52,972
  Transocean, Inc.                         4,800     105,456
  Travelers Property Casualty Corp.       23,000     362,710
  Class B
  Tyco International, Ltd.                67,300   1,277,354
  United Technologies Corp.               40,500   2,868,615
  UnitedHealth Group, Inc.                 2,400     120,600
  VERITAS Software Corp. *                25,100     719,617
  Verizon Communications, Inc.            44,000   1,735,800
  Viacom, Inc. Class B                    46,500   2,030,190
  Wal-Mart Stores, Inc.                   62,141   3,335,107
  Wells Fargo & Co.                       49,400   2,489,760
  Wyeth                                   37,000   1,685,350
                                          PAR

  State Street Bank and Trust Co.

  Euro Time Deposit, 1.063%, 7/01/03         382     382,000
                                                     -------
                                                 $94,679,598
                                                 ===========

CREDIT SUISSE TAX EFFICIENT FUND
CREDIT SUISSE SELECT EQUITY FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)

1.       BASIS OF COMBINATION

         The unaudited Pro Forma Combined Portfolio of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of the Credit Suisse Tax Efficient Fund ("Tax Efficient" or "Acquired Fund"), a series of the Credit Suisse Capital Funds, into the Credit Suisse Select Equity Fund, Inc. ("Select Equity" or "Acquiring Fund"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all or substantially all of the assets of Tax Efficient to Select Equity and the subsequent liquidation of Tax Efficient. The accounting survivor in the proposed merger will be Select Equity. Although Tax Efficient is the larger fund, the surviving fund will invest in the style that is similar to the way in which Select Equity is currently operated and will be subject to the investment policies and restrictions of Select Equity. Select Equity (i) is classified as a "non-diversified company," as defined under Section 5 of the Investment Company Act of 1940, as amended; (ii) has a focused investment approach; (iii) uses both traditional value-based analyses (such as price/book ratio), as well as the economic profit of a company measured by its cash flow relative to its capital assets; and (iv) does not have an objective of tax efficiency. It is anticipated that the portfolio composition of the surviving fund will be similar to Select Equity. Furthermore, the surviving fund will be managed by Select Equity's managers, who are different managers than Tax Efficient, and will be subject to the contractual expense ratios and expense reimbursement and/or waiver (which may be discontinued at any time) with respect to Select Equity.

         The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

         Tax Efficient and Select Equity are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:
The Pro Forma adjustments below reflect the impact of the merger between Tax Efficient and Select Equity.
(a) Elimination of Prepaid expenses from Tax Efficient to be reimbursed by CSAM.
(b) Redemption of Class A and Common Class fund shares from Acquired fund and purchase of Class A shares in Acquiring fund.
(c) Redemption of Class B fund shares from Acquired fund and purchase of Class B shares in Acquiring fund.
(d) Redemption of Class C fund shares from Acquired fund and purchase of Class C shares in Acquiring fund.
(e)  To adjust Investment Advisory Services Fee due to rounding effect.
(f) To increase Rule 12b-1 fees in Class A fund shares of the Acquiring Fund due to additional assets from Common Class fund shares from Acquired Fund.
(g) Adjustment based on the contractual agreement with the transfer agent for the combined fund.
(h) Adjustment based on the contractual agreements with the custodian for the combined fund.
(i)  Adjustment to decrease co-administration fee based upon combined assets.
(j) Assumes elimination of duplicate charges in combination, and reflects management's estimates of combined pro-forma operations.
(k)      Adjustment to decrease Credit Suisse Asset Management, LLC waiver.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         Following is a summary of significant accounting policies, which are consistently followed by Tax Efficient and Select Equity in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

         SECURITY VALUATION - The net asset value of each fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Each fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors (or Board of Trustees as the case may be) (each a "Board of Directors") under

CREDIT SUISSE TAX EFFICIENT FUND
CREDIT SUISSE SELECT EQUITY FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)

procedures established by the Board of Directors in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximate market value, unless it is determined that this method would not represent fair value.

         SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

         FOREIGN CURRENCY TRANSACTIONS - The books and records of each fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. Each fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Each fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

         FEDERAL INCOME TAXES - Tax Efficient and Select Equity intend to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

         DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually.

                  THE ANNUAL REPORT AND STATEMENT OF ADDITIONAL
      INFORMATION OF THE ACQUIRING FUND DATED AUGUST 31, 2002, AND
                         JANUARY 1, 2003, RESPECTIVELY.

          THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF THE
                     ACQUIRED FUND DATED FEBRUARY 28, 2003
                   AND THE ANNUAL REPORT OF THE ACQUIRED FUND
                             DATED OCTOBER 31, 2002.